UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

A.R. Umans

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary &

Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2014

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Annual Report to Shareholders December 31, 2014

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned -7.85% for the year ended December 31, 2014. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Growth Index (“Benchmark”), returned -2.29% for the year, while the MSCI All Country World ex USA Index, returned -3.44%.

International markets were largely unkind to US investors during 2014. The US dollar appreciated against most currencies and generally sapped returns from international equity markets, though country returns in local currency terms were not nearly as poor. While Japan’s dramatic monetary policy significantly depreciated the yen relative to the US dollar, in local currency terms the country’s equity market posted better returns than most regions. Asia ex-Japan performed in line with Europe ex-UK. Emerging markets posted a second consecutive year of lackluster gains as a strong US dollar and declining commodity prices weighed heavily on economic growth. The improving US economy and the associated expectations about the US dollar and Fed rate direction remained significant market drivers into the year-end.

Over the course of 2014, key contributors to performance versus the Benchmark were the Fund’s holdings in the industrials and materials sectors. In addition, stock selection in Germany and the Netherlands contributed to the performance of the Fund.

A notable contribution to the Fund’s return for the year came from holding Ashtead Group PLC (Ticker: AHT LN). The company is engaged in equipment rental to industrial and commercial users, mainly in the non-residential construction sectors in the US and the UK. Ashtead Group PLC started the year strong with excellent revenue growth, market share gains, and a supportive US macro environment. This positive momentum continued throughout 2014.

LyondellBasell Industries NV (Ticker: LYB), incorporated in the Netherlands, was a significant contributor to return during 2014. LyondellBasell manufactures plastic, chemical and fuel products. The release of second quarter results in July prompted a major uptick in its share price as earnings beat consensus. Additionally, cumulative buybacks, growth projects, and increased productivity convinced investors to raise estimates and forecasts.

Certain areas detracted from Fund performance during the year. Two sectors that hurt the performance of the Fund relative to the Benchmark were the consumer discretionary and information technology sectors. Additionally, holdings in Japan and Hong Kong detracted from Fund performance versus the Benchmark.

Holding Melco Crown Entertainment, Ltd. (Ticker: MPEL) was one of the most significant detractors to the Fund’s performance during 2014. The company is a developer, owner and operator of casino gaming and entertainment resort facilities in Asia. Although Melco Crown entered 2014 with strong results and growth momentum, policy changes in mainland China affected the gaming industry as a whole, putting downward pressure on share prices. In particular, the anti-graft campaign, which caused a change to transit visa procedures to Macau and additional state security monitoring of gambling activities, resulted in decreased VIP and premium gaming.

Galaxy Entertainment Group, Ltd. (Ticker: 27 HK) was a significant detractor from the Fund’s return during the year. Galaxy Entertainment is engaged in operating casinos, hospitality, and the manufacture, sale and distribution of construction materials in Hong Kong. Similar to Melco Crown, the company entered 2014 on an upward trajectory but was severely affected by the anti-graft campaign in mainland China.

The near-term outlook for developed markets is rife with event risk. This is mostly focused on Europe’s stagnating economic growth. While we are sympathetic to the prevailing narrative of deflation in Europe, we are not as negative as the consensus. Further, we are cautiously optimistic about the European Central Bank’s (“ECB”) aggressive policy response to the region’s growth problems. The ECB’s balance sheet had contracted by roughly a third since 2013, so the lack of monetary growth or inflation is not a surprise. To our knowledge, this was the biggest contraction of a major central bank balance sheet in history and reversing it will offer a chance to reverse many of its adverse effects.

Within emerging markets (“EM”), the coming year is likely to see continued volatility and high levels of performance dispersion at the country and sector levels. We anticipate a primary component of EM equities’

1

overall return will again be foreign exchange. With most currencies having already corrected significantly, we are less bearish on their outlook than a year ago, in part due to high yields and many reforms that we believe are likely to bear fruit. The top-line growth outlook is not exciting but we see significant room for profitability improvements at the company level given how poor profit discipline has been in recent years for many large companies.

By the time you read this letter, the Fund will be nearing completion of its merger into the Driehaus International Small Cap Growth Fund. We at Driehaus Capital Management LLC appreciate your support over the years.

Sincerely,

Joshua Rubin
Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

2

Driehaus International Discovery Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/14	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/98 - 12/31/14)
Driehaus International Discovery Fund (DRIDX)[1]	–7.85%	7.38%	2.40%	5.29%	12.21%
MSCI AC World ex USA Growth Index[2]	–2.29%	9.84%	5.54%	5.77%	3.89%
MSCI AC World ex USA Index[3]	–3.44%	9.49%	4.89%	5.59%	5.22%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 45 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

3

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 97.7%
EUROPE — 54.6%
Germany — 10.8%
Aurelius AG	40,269	$1,524,029
Bayer AG	6,765	922,129
Deutsche Annington Immobilien SE	59,825	2,031,164
Deutsche Wohnen AG	45,143	1,064,914
Dialog Semiconductor PLC**	39,418	1,376,311
LEG Immobilien AG**	12,900	960,972
MorphoSys AG**	9,282	864,685
Symrise AG	15,074	908,137

		9,652,341

United Kingdom — 9.7%
Ashtead Group PLC	101,815	1,808,229
AstraZeneca PLC — SP ADR	12,770	898,753
BTG PLC**	76,685	946,513
Domino’s Pizza Group PLC	93,597	1,021,930
Halma PLC	148,369	1,580,419
ITV PLC	436,608	1,456,403
St. James’s Place PLC	77,332	975,073

		8,687,320

Ireland — 7.6%
Endo International PLC**	27,656	1,994,551
FleetMatics Group PLC**	19,803	702,808
Perrigo Co., PLC	15,231	2,546,014
Shire PLC — ADR	7,380	1,568,545

		6,811,918

Switzerland — 6.8%
Nestle SA	38,800	2,828,559
Roche Holding AG	12,051	3,265,125

		6,093,684

France — 4.5%
BNP Paribas SA	20,947	1,236,590
Ingenico	9,164	965,324
Teleperformance	26,696	1,817,203

		4,019,117

Sweden — 2.9%
Assa Abloy AB — B	35,985	1,900,602
Electrolux AB — B	24,108	704,417

		2,605,019

Italy — 2.7%
Intesa Sanpaolo SpA	834,355	2,420,389
Belgium — 2.6%
Anheuser-Busch InBev NV	20,958	2,358,648
Denmark — 2.6%
Coloplast AS — B	11,284	944,296
Pandora AS	17,228	1,396,453

		2,340,749

	Number of Shares	Value (Note A)
Norway — 2.0%
Marine Harvest ASA	66,151	$908,281
Opera Software ASA	40,175	507,935
Schibsted ASA	6,505	412,543

		1,828,759

Netherlands — 1.2%
Sensata Technologies Holding NV**	21,354	1,119,163
Luxembourg — 1.2%
GAGFAH SA**	47,585	1,062,689

Total EUROPE		48,999,796

FAR EAST — 23.5%
Japan — 13.9%
Astellas Pharma, Inc.	74,403	1,035,846
Calbee, Inc.	37,891	1,305,224
Daiwa Securities Group, Inc.	85,324	668,099
Hoshizaki Electric Co., Ltd.	9,263	446,365
Keyence Corp.	1,131	503,968
LIXIL Group Corp.	34,128	718,249
M3, Inc.	59,267	991,656
Minebea Co., Ltd.	51,098	754,610
MISUMI Group, Inc.	29,800	982,661
Nihon M&A Center, Inc.	31,100	936,918
Ono Pharmaceutical Co., Ltd.	13,102	1,159,992
Suruga Bank, Ltd.	34,456	633,198
Toyota Motor Corp. — SP ADR	11,943	1,498,608
Zenkoku Hosho Co., Ltd.	31,017	880,184

		12,515,578

China — 7.3%
AIA Group, Ltd.	355,338	1,959,855
Baidu, Inc. — SP ADR**	7,842	1,787,741
Michael Kors Holdings, Ltd.**	12,840	964,284
Tencent Holdings, Ltd.	125,158	1,810,902

		6,522,782

Australia — 0.9%
Domino’s Pizza Enterprises, Ltd.	39,193	798,010
Malaysia — 0.8%
Astro Malaysia Holdings BHD	785,813	679,252
Philippines — 0.6%
Robinsons Retail Holdings, Inc.	338,229	572,379

Total FAR EAST		21,088,001

NORTH AMERICA — 17.2%
Canada — 11.4%
AltaGas, Ltd.	18,209	679,272
CCL Industries, Inc. — B	21,643	2,344,814
Dollarama, Inc.	14,961	764,919
Intact Financial Corp.	15,339	1,107,054
Interfor Corp.**	76,524	1,445,775

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
Progressive Waste Solutions, Ltd.	59,953	$1,802,512
Valeant Pharmaceuticals International, Inc.**	14,350	2,054,429

		10,198,775

Mexico — 3.8%
Cemex SAB de CV — SP ADR**	143,488	1,462,143
Fibra Uno Administracion SA de CV — REIT	676,381	1,993,327

		3,455,470

United States — 2.0%
Actavis PLC**	6,923	1,782,049

Total NORTH AMERICA		15,436,294

MIDDLE EAST — 2.4%
Israel — 2.4%
CaesarStone Sdot-Yam, Ltd.	14,795	885,037
Teva Pharmaceutical Industries, Ltd. — SP ADR	21,093	1,213,058

		2,098,095

Total MIDDLE EAST		2,098,095

Total EQUITY SECURITIES (Cost $81,196,252)		87,622,186

TOTAL INVESTMENTS (COST $81,196,252)	97.7%	$87,622,186
Other Assets In Excess Of Liabilities	2.3%	2,057,003

Net Assets	100.0%	$89,679,189

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$81,470,029

Gross Appreciation	$8,213,747
Gross Depreciation	(2,061,590)

Net Appreciation	$6,152,157

** Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	54.6%
North America	17.2%
Japan	13.9%
Asia/Far East Ex-Japan	9.6%
Middle East	2.4%

Top Ten Holdings*

Roche Holding AG	3.6%
Nestle SA	3.2%
Perrigo Co., PLC	2.8%
Intesa Sanpaolo SpA	2.7%
Anheuser-Busch InBev NV	2.6%
CCL Industries, Inc. — B	2.6%
Valeant Pharmaceuticals International, Inc.	2.3%
Deutsche Annington Immobilien SE	2.3%
Endo International PLC	2.2%
Fibra Uno Administracion SA de CV — REIT	2.2%

*	All percentages are stated as a percent of net assets at December 31, 2014.

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus International Discovery Fund

Schedule of Investments (unaudited)

December 31, 2014

Industry	Percent of Net Assets
Automobiles	1.7%
Beverages	2.6%
Building Products	2.1%
Capital Markets	2.5%
Chemicals	1.0%
Commercial Banks	4.8%
Commercial Sevices & Supplies	2.0%
Construction Materials	2.6%
Container & Packaging	2.6%
Diversified Financial Services	1.0%
Electrical Equipment	1.2%
Electronic Equipment, Instruments & Components	3.4%
Food & Staples Retailing	0.6%
Food Products	5.6%
Health Care Equipment & Supplies	1.1%
Health Care Technology	1.1%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.8%

Industry	Percent of Net Assets
Insurance	4.5%
Internet Software & Services	4.6%
Life Sciences Tools & Services	1.0%
Machinery	2.1%
Media	2.8%
Multiline Retail	1.0%
Oil, Gas & Consumable Fuels	0.8%
Paper & Forest Products	1.6%
Pharmaceuticals	21.6%
Professional Services	3.1%
Real Estate Investment Trusts	2.2%
Real Estate Management & Development	5.7%
Semiconductors & Semiconductor Equipment	1.5%
Software	0.8%
Textiles, Apparel & Luxury Goods	2.6%
Trading Companies & Distributors	3.1%
Other Assets in Excess of Liabilities	2.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned -5.96% for the year ended December 31, 2014. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -1.82% for the year, while the MSCI Emerging Markets Growth Index returned -0.09%.

Emerging markets (“EM”) had another difficult year and underperformed the broad global and US indices. EM currencies suffered as the US dollar rallied and, as a group, depreciated 11.8% during 2014. The year’s challenges were exacerbated by commodity weakness, especially falling oil prices during the second half of 2014, and the extreme movements of the Russian ruble. Equity performance for the developing markets saw wide dispersion as commodity-producing nations fell sharply, although oil importers generally reacted well.

Over the course of 2014, an overweight to the health care sector contributed to the Fund’s return versus the Benchmark, along with holdings within the telecommunication services sector. From a country perspective, an underweight to Russia and holdings within India contributed to return versus the Benchmark.

The largest contributor to the Fund’s absolute return in 2014 was information technology holding Vipshop Holdings, Ltd. (Ticker: VIPS). The company is an online discount retailer that offers products to consumers in the People’s Republic of China through flash sales on its website. Although Vipshop’s share price has grown steadily since the end of 2012, the launch of a new global flash sale channel in September prompted an additional uptick in October 2014. The global flash sale channel provides customers with fast access to foreign goods and convenient electronic payment systems.

Maruti Suzuki India, Ltd. (Ticker: MSIL IN) was a significant contributor to the Fund’s return. The company manufactures, purchases and sells motor vehicles, automobile components and spare parts. Maruti Suzuki’s board agreed to address investor concerns regarding a proposed plant in Gujarat in March, which helped advance its share price through the rest of the year. The new measures included agreements on the role of minority shareholders and transfer costs.

For the year 2014, the information technology and consumer staples sectors detracted from the Fund’s return versus the Benchmark. At the country level, China and Taiwan detracted from Fund performance versus the Benchmark.

A significant detractor from the Fund’s return for the year was Yandex NV (Ticker: YNDX). The company is an Internet search provider in Russia, Turkey, Ukraine, Belarus and Kazakhstan. Yandex NV’s share price stumbled after the company posted mixed results for its fourth quarter 2013, which were below consensus estimates with higher-than-expected expenses. As the year progressed, a weak macroeconomic environment in Russia and ruble volatility further depressed the company’s share price despite Yandex NV posting solid results.

Fund holding Magnit PJSC (Ticker: MGNT LI) was also a large detractor. The company is a Russia-based holding company engaged in the food retail industry. Although the retailer appears on track to meet expectations with strong new store openings, a general decline in the sector and market, depreciation of the ruble, and risks in the broader Russian economy have continued to put pressure on its share price.

This coming year is likely to see continued volatility within emerging markets and higher levels of dispersion at the country and sector levels. We anticipate a primary component of EM equities’ overall return will again be foreign exchange. Given the significant decline in many EM currencies relative to the US dollar, we see relative value buffers starting to emerge in selective currency levels along with higher relative yields in many EM markets. Fundamentally, countries and companies capable of implementing meaningful reforms are likely to outperform the broader universe in 2015. The top-line growth outlook for the global economy is muted but we nonetheless see significant room for profitability improvements at the company level driven by factors such as better margin execution, declining input costs, improving competitiveness and/or structural demand.

7

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

8

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/14	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 12/31/14)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	–5.96%	6.97%	5.15%	10.77%	12.56%
MSCI Emerging Markets Index[2]	–1.82%	4.41%	2.11%	8.78%	7.84%
MSCI Emerging Markets Growth Index[3]	–0.09%	6.51%	3.26%	8.48%	7.22%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

9

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.6%
FAR EAST — 60.7%
China — 23.9%
AIA Group, Ltd.	4,111,508	$22,676,891
Alibaba Group Holding Ltd. — SP ADR**	203,677	21,170,187
Baidu, Inc. — SP ADR**	244,953	55,841,935
CAR, Inc.**	2,760,882	3,686,857
China Everbright International, Ltd.	10,282,679	15,181,351
China Mobile, Ltd.	2,454,013	28,743,233
China Overseas Land & Investment, Ltd.	4,402,000	13,022,133
China Shipping Development Co., Ltd. — H **	8,482,446	5,782,829
China Taiping Insurance Holdings Co., Ltd.**	1,162,608	3,303,917
Galaxy Entertainment Group, Ltd.	1,444,800	8,028,342
Great Wall Motor Co., Ltd. — H	4,364,775	24,689,229
Hengan International Group Co., Ltd.	661,820	6,900,275
Hong Kong Exchanges & Clearing, Ltd.	864,021	19,074,760
HSBC Holdings PLC	1,083,600	10,303,912
Kweichow Moutai Co. Ltd. — A	622,161	19,015,823
Luye Pharma Group, Ltd.**	10,770,721	13,767,260
PetroChina Co., Ltd. —ADR	272,830	30,273,217
PICC Property & Casualty Co. Ltd. — H	16,088,000	31,045,401
Sihuan Pharmaceutical Holdings Group, Ltd.	19,657,720	13,075,504
Sinopharm Group Co., Ltd. — H	5,719,222	20,125,086
Sunac China Holdings, Ltd.	12,109,961	12,233,085
Tencent Holdings, Ltd.	1,277,982	18,491,033
WuXi PharmaTech Cayman, Inc. — ADR**	328,316	11,054,400

		407,486,660

India — 14.2%
Adani Ports & Special Economic Zone, Ltd	2,332,276	11,739,510
Bharti Infratel, Ltd.	2,150,427	11,451,258
Colgate-Palmolive India, Ltd.	434,987	12,285,189
Container Corp Of India, Ltd.	439,040	9,373,095
Glenmark Pharmaceuticals, Ltd.	789,536	9,612,264

	Number of Shares	Value (Note A)
HDFC Bank, Ltd. — ADR	488,165	$24,774,374
ICICI Bank, Ltd.	5,073,580	28,234,191
ITC, Ltd.	3,790,926	22,083,538
Lupin, Ltd.	819,692	18,519,680
Maruti Suzuki India, Ltd.	554,547	29,196,480
SKS Microfinance, Ltd.**	2,450,887	15,974,634
Tata Consultancy Services, Ltd.	462,340	18,720,474
Tata Motors, Ltd. — SP ADR	691,475	29,235,563

		241,200,250

Taiwan — 9.1%
Cathay Financial Holding Co., Ltd.	7,984,450	11,798,140
Fubon Financial Holding Co., Ltd.	12,605,000	20,063,743
Inotera Memories, Inc.**	11,426,000	17,927,371
Largan Precision Co., Ltd.	354,000	26,499,120
MediaTek, Inc.	1,376,000	20,003,504
Pegatron Corp.	7,596,000	17,362,470
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,807,650	40,455,207

		154,109,555

South Korea — 7.8%
Coway Co., Ltd.	109,712	8,365,719
LG Household & Health Care, Ltd.	31,566	17,891,660
LG Uplus Corp.	1,598,681	16,668,615
Samsung Electronics Co., Ltd. — Pref.	37,527	35,296,789
Samsung Fire & Marine Insurance Co., Ltd.	78,892	20,244,754
Shinhan Financial Group Co., Ltd.	201,243	8,088,985
SK Hynix, Inc.**	601,105	25,688,476

		132,244,998

Thailand — 1.8%
Advanced Info Service PCL — NVDR	1,970,100	14,939,600
BTS Group Holdings PCL — NVDR	29,276,584	8,524,515
Minor International PCL — NVDR	7,416,550	7,275,416

		30,739,531

Philippines — 1.7%
SM Prime Holdings, Inc.	35,689,883	13,510,162
Universal Robina Corp.	3,519,357	15,343,997

		28,854,159

Indonesia — 1.7%
PT Bank Rakyat Indonesia Persero Tbk	30,590,946	28,754,896

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
Malaysia — 0.5%
Malayan Banking BHD	3,302,308	$8,648,156

Total FAR EAST		1,032,038,205

EUROPE — 9.7%
Turkey — 2.5%
TAV Havalimanlari Holding AS	1,902,131	15,528,337
Turkiye Garanti Bankasi AS	6,500,333	26,112,722

		41,641,059

Belgium — 1.6%
Anheuser-Busch InBev NV	248,172	27,929,689
United Kingdom — 1.4%
Hikma Pharmaceuticals PLC	361,492	11,091,137
Randgold Resources, Ltd. — ADR	191,907	12,936,451

		24,027,588

Switzerland — 1.1%
Glencore PLC**	1,439,035	6,642,353
Roche Holding AG	46,601	12,626,178

		19,268,531

France — 1.0%
Ingenico	157,596	16,600,955
Russia — 0.9%
Magnit — SP GDR	354,979	16,042,556
Romania — 0.7%
Fondul Proprietatea SA**	49,555,214	11,944,899
Portugal — 0.5%
Jeronimo Martins SGPS SA	766,539	7,681,039

Total EUROPE		165,136,316

SOUTH AMERICA — 8.8%
Brazil — 7.1%
CETIP SA	2,215,456	26,836,838
Itau Unibanco Holding SA — PREF ADR	2,746,411	35,730,807
Kroton Educacional SA	2,369,428	13,816,167
Linx SA	591,849	11,243,840
Raia Drogasil SA	292,162	2,786,211
Smiles SA	1,085,251	18,800,620
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	784,284	12,509,834

		121,724,317

Peru — 1.7%
Credicorp, Ltd.	177,619	28,451,011

Total SOUTH AMERICA		150,175,328

	Number of Shares	Value (Note A)
AFRICA — 7.9%
South Africa — 6.1%
Aspen Pharmacare Holdings, Ltd.**	465,499	$16,239,440
Discovery, Ltd.	938,519	8,985,873
Mr. Price Group, Ltd.	449,157	9,085,945
MTN Group, Ltd.	468,923	8,920,103
Naspers, Ltd. — N	196,894	25,469,270
Sanlam, Ltd.	2,699,191	16,241,803
Tiger Brands, Ltd.	581,710	18,436,545

		103,378,979

Egypt — 1.4%
Commercial International Bank Egypt SAE	3,398,724	23,189,927
Nigeria — 0.4%
Guaranty Trust Bank PLC	55,126,957	7,514,150

Total AFRICA		134,083,056

NORTH AMERICA — 6.9%
Mexico — 4.9%
Cemex SAB de CV**	26,812,051	27,332,254
Fomento Economico Mexicano SAB de CV — SP ADR**	247,849	21,818,147
Grupo Aeroportuario Del Sureste SAB de CV — B**	445,011	5,882,907
Grupo Financiero Inbursa SAB de CV	7,393,510	19,082,936
Infraestructura Energetica Nova SAB de CV	1,699,880	8,503,001

		82,619,245

United States — 2.0%
Cognizant Technology Solutions Corp. — A**	442,115	23,281,776
EPAM Systems Inc.**	243,406	11,622,637

		34,904,413

Total NORTH AMERICA		117,523,658

MIDDLE EAST — 0.6%
United Arab Emirates — 0.6%
Emaar Malls Group PJSC**	13,289,025	9,696,189

Total MIDDLE EAST		9,696,189

Total EQUITY SECURITIES (Cost $1,548,069,147)		1,608,652,752

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY CERTIFICATES — 1.3%
MIDDLE EAST — 1.3%
Saudi Arabia — 1.3%
Bupa Arabia for Cooperative Insurance Co.†	235,859	$10,616,782
Samba Financial Group†	1,150,121	11,830,849

		22,447,631

Total MIDDLE EAST		22,447,631

Total EQUITY CERTIFICATES (Cost $23,741,592)		22,447,631

TOTAL INVESTMENTS (COST $1,571,810,739)	95.9%	$1,631,100,383
Other Assets In Excess Of Liabilities	4.1%	70,118,465

Net Assets	100.0%	$1,701,218,848

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,580,686,066

Gross Appreciation	$107,846,158
Gross Depreciation	(57,431,841)

Net Appreciation	$50,414,317

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2014, the value of these restricted securities amounted to $22,447,631 or 1.3% of net assets.

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Bupa Arabia for Cooperative Insurance Co.	HSBC	09/11/14 to 11/10/14	$9,639,178
Samba Financial Group	HSBC	09/18/14 to 12/30/14	$14,102,414

ADR — American Depository Receipt

HSBC — Hong Kong Shanghai Banking Corporation

NVDR — Non-Voting Depository Receipt

PREF ADR — Preferred American Depository Receipt

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	60.7%
South America	8.8%
Africa	7.9%
North America	6.9%
Western Europe	5.6%
Eastern Europe	4.1%
Middle East	1.9%

Top Ten Holdings*

Baidu, Inc. — SP ADR	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2.4%
Itau Unibanco Holding SA — PREF ADR	2.1%
Samsung Electronics Co., Ltd.— Pref.	2.1%
PICC Property & Casualty Co. Ltd. — H	1.8%
PetroChina Co., Ltd. — ADR	1.8%
Tata Motors, Ltd. — SP ADR	1.7%
Maruti Suzuki India, Ltd.	1.7%
PT Bank Rakyat Indonesia Persero Tbk	1.7%
China Mobile, Ltd.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2014.

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Emerging Markets Growth Fund

Schedule of Investments (unaudited)

December 31, 2014

Industry	Percent of Net Assets
Automobiles	4.9%
Beverages	4.0%
Capital Markets	1.6%
Commercial Banks	15.3%
Commercial Sevices & Supplies	1.6%
Computer & Peripherals	1.0%
Construction Materials	1.6%
Consumer Finance	0.9%
Diversified Consumer Services	0.8%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	1.0%
Electronic Equipment, Instruments & Components	2.5%
Food & Staples Retailing	1.6%
Food Products	2.0%
Gas Utilities	0.5%
Health Care Providers & Services	1.2%
Hotels, Restaurants & Leisure	0.9%
Household Durables	0.5%
Household Products	1.1%
Insurance	7.3%

Industry	Percent of Net Assets
Internet Software & Services	5.6%
Information Technology Services	3.2%
Life Sciences Tools & Services	0.6%
Marine	0.3%
Media	2.6%
Metal & Mining	1.2%
Oil, Gas & Consumable Fuels	1.8%
Other	0.7%
Personal Products	1.1%
Pharmaceuticals	5.6%
Real Estate Management & Development	2.8%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	8.2%
Software	0.7%
Speciality Retail	0.5%
Tobacco	1.3%
Transportation Infrastructure	2.5%
Wireless Telecommunication Services	3.8%
Other Assets in Excess of Liabilities	4.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 5.77% for the year ended December 31, 2014. This return outperformed the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which returned 1.34% for the same period. The Fund’s return also outperformed the secondary benchmark, the MSCI Emerging Markets Index, which returned -1.82% for the same period.

Emerging markets (“EM”) had another difficult year and underperformed the broad global and US indices. EM currencies suffered as the US dollar rallied and, as a group, depreciated 11.8% during 2014. The year’s challenges were exacerbated by commodity weakness, especially falling oil prices during the second half of 2014, and the extreme movements of the Russian ruble. Equity performance for the developing markets saw wide dispersion as commodity-producing nations fell sharply, although oil importers generally reacted well.

For 2014, at the sector level, key contributions to performance versus the Benchmark came from security selection within the consumer discretionary and financials sectors. In addition, stock selection in India and China contributed to the Fund’s outperformance. An overweight allocation to Saudi Arabia also made a significant contribution to performance during the year.

SKS Microfinance, Ltd. (Ticker: SKSM IN) was the most significant contributor to return for 2014. The company provides microfinance services to women in rural areas of India. The company’s share price exhibited a steady upward trajectory throughout 2014 that began mid-2013. SKS has seen recoveries in a portion of its loan portfolio as well as operating efficiencies which have improved margins. Additionally, India’s Microfinance Bill and improving regulatory environment were viewed positively by investors.

Vipshop Holdings, Ltd. (VIPS) made a notable contribution to the Fund’s relative and absolute returns for the year. The company is an online discount retailer that offers products to consumers in the People’s Republic of China through flash sales on its website. Although Vipshop’s share price has grown steadily since the end of 2012, the launch of a new global flash sale channel in September prompted an additional uptick in October 2014. The global flash sale channel provides customers with fast access to foreign goods and convenient electronic payment systems.

Certain areas detracted from Fund performance during the year. Two sectors that detracted from the performance of the Fund versus the Benchmark were energy and information technology. Certain holdings listed on exchanges in developed markets, but with operations in emerging markets, detracted from the Fund’s return.

Africa Oil Corp. (Ticker: AOI SS) was the most significant detractor from relative performance for the year. Africa Oil Corp is an independent international upstream oil and gas exploration company with interests in Kenya, Ethiopia and Somalia. The company’s share price declined after an operational update outlining unsuccessful results in Ethiopia and Kenya. An additional update in October disclosed further unsuccessful explorations, prompting yet another dip in the company’s share price. More broadly, the steep decline in oil prices during the second half of 2014 also hurt oil and gas exploration companies.

DNO ASA (Ticker: DNO NO) was a significant detractor for the year. The company is an oil and gas exploration and production company with activities primarily located in the Middle East and North Africa. In the middle of 2014, its share price dropped due to security concerns from the Islamic State fighting in the Kurdish region, where the company operates. An overall decline in the price of oil during the second half of 2014 also weighed on oil and gas exploration companies.

We utilized option strategies in the Fund primarily to hedge a portion of the Fund’s portfolio, dampen volatility, and manage downside risk. These strategies primarily consisted of puts and put spreads on exchange-traded funds (ETFs). During 2014, options detracted from performance while helping the portfolio realize less volatility than the Benchmark.

Within emerging markets, the coming year is likely to see continued volatility and high levels of performance dispersion at the country and sector levels. We anticipate a primary component of EM equities’ overall return will again be foreign exchange. With most currencies having already corrected significantly, we

14

are less bearish on their outlook than a year ago, in part due to high yields and many reforms that we believe are likely to bear fruit.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab	Trent DeBruin, CFA
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

15

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/14	1 Year	3 Years	Since Inception (08/22/11 - 12/31/14)	5 Years	Since Inception (12/01/08 - 12/31/14)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	5.77%	15.17%	9.24%	10.55%	18.24%
MSCI Emerging Markets Small Cap Index[2]	1.34%	7.98%	2.48%	3.23%	18.67%
MSCI Emerging Markets Index[3]	–1.82%	4.41%	2.39%	2.11%	13.34%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

16

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 79.6%
FAR EAST — 57.8%
China — 19.8%
Angang Steel Co., Ltd. — H	8,883,297	$7,512,517
Beijing Jingneng Clean Energy Co., Ltd. — H	11,566,000	4,988,722
Bitauto Holdings, Ltd. —ADR**	49,547	3,488,604
CAR, Inc.**	1,689,901	2,256,679
China Animal Healthcare, Ltd.	2,743,757	1,898,990
China Medical System Holdings, Ltd.	1,333,591	2,197,082
China Shipping Development Co., Ltd. — H**	7,040,912	4,800,077
China Singyes Solar Technologies Holdings, Ltd.**	1,694,017	2,341,366
CIMC Enric Holdings, Ltd.	3,694,000	2,914,693
CT Environmental Group, Ltd.	8,883,826	9,059,151
Haitian International Holdings, Ltd.	1,257,000	2,634,538
Hilong Holding, Ltd.	7,949,000	1,841,719
Hollysys Automation Technologies, Ltd.**	189,688	4,634,078
Luye Pharma Group, Ltd.**	1,625,931	2,078,284
Man Wah Holdings, Ltd.	1,550,800	2,550,630
Ozner Water International Holding, Ltd.**	7,356,000	2,815,523
PAX Global Technology, Ltd.**	4,823,037	4,940,263
Sunac China Holdings, Ltd.	10,639,000	10,747,169
Sunny Optical Technology Group Co., Ltd.	3,580,811	6,148,674
TAL Education Group — ADR**	87,358	2,453,886
Vipshop Holdings, Ltd. — ADR**	181,230	3,541,234
Wasion Group Holdings, Ltd.	2,512,000	2,331,890
WuXi PharmaTech Cayman, Inc. — ADR**	96,230	3,240,064
Zhuzhou CSR Times Electric Co., Ltd. — H	1,637,500	9,555,154

		100,970,987

India — 13.9%
Berger Paints India, Ltd.	592,895	3,769,502
Bharat Electronics, Ltd.	113,942	5,302,209
Castrol India, Ltd.	364,494	2,891,883
CCL Products India, Ltd.	688,871	1,801,605
Colgate-Palmolive India, Ltd.	185,668	5,243,758

	Number of Shares	Value (Note A)
Credit Analysis & Research, Ltd.	156,834	$3,669,691
Eicher Motors, Ltd.	7,387	1,750,395
Gujarat Pipavav Port, Ltd.**	478,094	1,563,299
Indiabulls Housing Finance, Ltd.	569,553	4,122,846
Kaveri Seed Co., Ltd.	259,300	3,152,430
Kitex Garments Ltd.	285,705	2,315,830
Marico Kaya Enterprises, Ltd.**	113,055	1,709,191
Marico, Ltd.	835,500	4,291,721
Max India, Ltd.	645,066	4,023,802
Shree Cement, Ltd.	15,102	2,243,847
SKS Microfinance, Ltd.**	840,727	5,479,774
Snowman Logistics, Ltd.**	2,023,780	3,183,672
Strides Arcolab, Ltd.	157,191	2,379,814
WABCO India, Ltd.	23,920	1,695,303
Wonderla Holidays, Ltd.	347,143	1,705,992
Yes Bank, Ltd.	428,744	5,209,895
Zee Learn, Ltd.**	6,869,000	3,215,745

		70,722,204

Taiwan — 6.7%
Chailease Holding Co., Ltd.	1,931,000	4,782,369
Chroma ATE, Inc.	777,000	2,009,423
Cub Elecparts, Inc.	287,000	2,694,476
E.Sun Financial Holding Co., Ltd.	6,882,000	4,264,253
eMemory Technology, Inc.	516,000	5,928,191
Hermes Microvision, Inc.	141,000	7,051,503
Makalot Industrial Co., Ltd.	665,000	3,537,715
PChome Online, Inc.	351,623	3,775,018

		34,042,948

Philippines — 4.5%
D&L Industries, Inc.	9,321,900	3,454,185
GT Capital Holdings, Inc.	266,090	6,094,843
Megaworld Corp.	60,215,615	6,222,261
Vista Land & Lifescapes, Inc.	44,952,668	7,225,110

		22,996,399

Indonesia — 4.5%
PT Jasa Marga Persero Tbk	6,193,900	3,514,879
PT Matahari Department Store Tbk	1,755,672	2,115,516
PT Pakuwon Jati Tbk	126,993,400	5,261,782
PT Surya Citra Media Tbk	20,459,600	5,773,755
PT Tambang Batubara Bukit Asam Tbk	6,144,700	6,154,690

		22,820,622

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
South Korea — 3.1%
Cosmax, Inc.**	40,716	$3,675,550
i-SENS, Inc.**	58,022	3,313,641
Korea Aerospace Industries, Ltd.	109,679	3,957,946
Wonik IPS Co., Ltd.**	406,590	5,108,121

		16,055,258

Thailand — 1.9%
Bumrungrad Hospital PCL — NVDR	557,600	2,379,180
Chularat Hospital PCL — NVDR	3,710,700	2,020,639
Forth Smart Service PCL — NVDR**	12,612,200	2,875,122
TMB Bank PCL — NVDR	26,257,500	2,318,779

		9,593,720

Malaysia — 1.0%
Berjaya Auto BHD	5,488,500	5,159,669
Sri Lanka — 0.9%
Hatton National Bank PLC	1,695,335	2,512,861
John Keells Holdings PLC	1,125,758	2,145,118

		4,657,979

Singapore — 0.8%
First Real Estate Investment Trust — REIT	1,844,000	1,742,620
Yoma Strategic Holdings, Ltd.**	4,859,000	2,412,938

		4,155,558

Vietnam — 0.7%
Hatien 1 Cement JSC**	2,365,880	1,924,784
Kinh Bac City Development Share Holding Corp.**	2,473,490	1,838,854

		3,763,638

Total FAR EAST		294,938,982

SOUTH AMERICA — 7.8%
Brazil — 7.8%
Banco do Estado do Rio Grande do Sul SA — Pref.	1,703,200	9,290,648
CETIP SA	528,800	6,405,598
Fleury SA	632,000	3,870,649
Linx SA	220,141	4,182,199
Localiza Rent a Car SA	371,200	4,986,665
Mills Estruturas e Servicosde Engenharia SA	727,000	2,611,861
Smiles SA	273,330	4,735,101
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	242,100	3,861,651

		39,944,372

Total SOUTH AMERICA		39,944,372

	Number of Shares	Value (Note A)
AFRICA — 5.8%
South Africa — 3.7%
AVI, Ltd.	767,465	$5,141,822
Clicks Group, Ltd.	744,279	5,203,794
Mr. Price Group, Ltd.	243,100	4,917,642
Petra Diamonds, Ltd.**	1,174,054	3,524,799

		18,788,057

Nigeria — 0.9%
Guaranty Trust Bank PLC	13,677,252	1,864,295
Zenith Bank PLC	26,077,602	2,592,776

		4,457,071

Egypt — 0.7%
Six of October Development & Investment Co.**	1,699,878	3,364,402
Kenya — 0.5%
Safaricom, Ltd.	17,818,200	2,764,723

Total AFRICA		29,374,253

EUROPE — 5.3%
Turkey — 2.8%
Tofas Turk Otomobil Fabrikasi AS	980,765	6,683,494
Turkiye Sinai Kalkinma Bankasi AS	5,902,730	5,079,043
Ulker Biskuvi Sanayi AS	269,543	2,133,624

		13,896,161

Norway — 1.2%
DNO ASA**	2,904,112	6,144,761
Poland — 0.8%
Eurocash SA	186,046	1,990,735
TVN SA**	479,441	2,193,711

		4,184,446

United Kingdom — 0.5%
Eros International PLC**	124,329	2,630,802

Total EUROPE		26,856,170

MIDDLE EAST — 1.5%
Pakistan — 1.5%
Fauji Fertilizer Co., Ltd.	2,192,300	2,545,648
United Bank, Ltd.	2,922,700	5,137,730

		7,683,378

Total MIDDLE EAST		7,683,378

NORTH AMERICA — 1.4%
Mexico — 1.4%
Compartamos SAB de CV**	1,222,800	2,457,410
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	63,145	2,294,689

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
PLA Administradora Industrial S de RL de CV — REIT	1,156,000	$2,418,756

		7,170,855

Total NORTH AMERICA		7,170,855

Total EQUITY SECURITIES (Cost $386,282,455)		405,968,010

EQUITY CERTIFICATES — 12.0%
FAR EAST — 7.5%
India — 7.5%
Eicher Motors, Ltd.†	17,825	4,256,990
Kaveri Seed Co., Ltd.†	102,738	1,255,610
Marico Kaya Enterprises, Ltd.**†	82,139	1,241,796
Shree Cement, Ltd.†	15,260	2,273,836
SKS Microfinance, Ltd.**†	3,150,167	20,616,008
Symphony, Ltd.†	76,400	2,353,576
Va Tech Wabag, Ltd.†	83,184	1,942,201
WABCO India, Ltd.†	34,222	2,427,622
Wonderla Holidays, Ltd.†	425,589	2,095,835

		38,463,474

Total FAR EAST		38,463,474

MIDDLE EAST — 4.5%
Saudi Arabia — 4.5%
Al Khleej Training and Education Co.†	103,748	1,815,925
Al Tayyar Travel Group†	76,814	2,435,768
Bupa Arabia for Cooperative Insurance Co.†	166,484	7,493,987
Dallah Healthcare Holding Co.†	104,855	3,630,365
Saudi Airlines Catering Co.†	48,754	2,415,580
Saudi International Petrochemical Co.†	726,389	5,137,541

		22,929,166

Total MIDDLE EAST		22,929,166

Total EQUITY CERTIFICATES (Cost $45,960,252)		61,392,640

PURCHASED PUT OPTIONS — 0.8%
iShares MSCI Emerging Markets Index Fund, Exercise Price $38.00, Expiration Date January, 2015**	30,000	750,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $39.00, Expiration Date January, 2015**	25,000	1,275,000

	Number of Shares	Value (Note A)
iShares Russell 2000 Index Fund, Exercise Price $118.00, Expiration Date January, 2015**	5,000	$720,000
iShares Russell 2000 Index Fund, Exercise Price $120.00, Expiration Date January, 2015**	5,000	1,055,000

Total PURCHASED PUT OPTIONS (Premiums paid $4,259,390)		3,800,000

TOTAL INVESTMENTS (COST $436,502,097)	92.4%	$471,160,650
Other Assets In Excess Of Liabilities	7.6%	39,013,910

Net Assets	100.0%	$510,174,560

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$438,042,568

Gross Appreciation	$47,762,747
Gross Depreciation	(14,644,665)

Net Appreciation	$33,118,082

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2014, the value of these restricted securities amounted to $61,392,640 or 12.0% of net assets.

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Al Khleej Trainingand Education Co.	CSFB	02/24/14	$1,400,298
Al Tayyar Travel Group	MLCO	07/11/13 to 10/02/13	$1,370,195
Bupa Arabia for Cooperative Insurance Co.	HSBC	07/23/14 to 11/10/14	$5,301,236
Dallah Healthcare Holding Co.	HSBC	12/04/14 to 12/08/14	$3,918,377
Eicher Motors, Ltd.	MLCO	04/29/13 to 08/13/14	$1,480,864
Kaveri Seed Co., Ltd.	MLCO	10/05/12 to 11/01/12	$417,987
Marico Kaya Enterprises, Ltd.	MLCO	09/04/14 to 09/08/14	$912,277

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2014

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Saudi Airlines Catering Co.	MSCO	03/20/14 to 07/15/14	$2,118,280
Saudi International Petrochemical Co.	HSBC	09/17/14 to 12/18/14	$6,524,657
Shree Cement, Ltd.	MSCO	09/04/14	$2,152,870
SKS Microfinance, Ltd.	MLCO & MSCO	11/05/13 to 09/03/14	$13,141,374
Symphony, Ltd.	MSCO	07/02/14 to 07/11/14	$1,376,195
Va Tech Wabag, Ltd.	MSCO	07/02/14 to 08/12/14	$1,960,008
WABCO India, Ltd.	MSCO	07/02/14 to 09/04/14	$2,102,698
Wonderla Holidays, Ltd.	MSCO	08/12/14 to 09/03/14	$1,782,936

ADR — American Depository Receipt

CSFB — CS First Boston

HSBC — Hong Kong Shanghai Banking Corporation

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	65.3%
South America	7.8%
Middle East	6.0%
Africa	5.8%
Eastern Europe	3.6%
Western Europe	1.7%
North America	1.4%

Top Ten Holdings(a)

SKS Microfinance, Ltd.	5.1%
Sunac China Holdings, Ltd.	2.1%
Zhuzhou CSR Times Electric Co., Ltd. — H	1.9%
Banco do Estado do Rio Grande do Sul SA — Pref.	1.8%
CT Environmental Group, Ltd.	1.8%
Angang Steel Co., Ltd. — H	1.5%
Bupa Arabia for Cooperative Insurance Co.	1.5%
Vista Land & Lifescapes, Inc.	1.4%
Hermes Microvision, Inc.	1.4%
Tofas Turk Otomobil Fabrikasi AS	1.3%

(a)	All percentages are stated as a percent of net assets at December 31, 2014.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments (unaudited)

December 31, 2014

Industry	Percent of Net Assets
Aerospace & Defense	1.8%
Air Freight & Logistics	0.6%
Auto Components	1.3%
Automobiles	1.3%
Capital Markets	1.3%
Chemicals	3.5%
Commercial Banks	7.5%
Commercial Services & Supplies	1.2%
Construction & Engineering	0.9%
Construction Materials	1.3%
Consumer Finance	5.6%
Diversified Consumer Services	2.1%
Diversified Financial Services	2.9%
Electrical Equipment	1.9%
Electronic Equipment, Instruments & Components	3.9%
Energy Equipment & Services	0.4%
Food & Staples Retailing	1.4%
Food Products	2.6%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	2.3%
Hotels, Restaurants & Leisure	1.2%
Household Durables	1.5%
Independent Power Producers & Energy Traders	1.0%
Industrial Conglomerates	0.4%
Insurance	2.3%
Internet & Catalog Retail	0.7%

Industry	Percent of Net Assets
Internet Software & Services	1.4%
Information Technology Services	0.6%
Life Sciences Tools & Services	0.6%
Machinery	2.3%
Marine	0.9%
Media	3.0%
Metals & Mining	2.2%
Multiline Retail	0.4%
Oil, Gas & Consumable Fuels	2.4%
Other	0.7%
Personal Products	2.6%
Pharmaceuticals	1.7%
Real Estate Investment Trusts	0.8%
Real Estate Management & Development	6.8%
Road & Rail	1.4%
Semiconductors & Semiconductor Equipment	3.6%
Software	0.8%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	1.2%
Thrifts & Mortgage Finance	0.8%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	1.4%
Water Utilities	2.2%
Wireless Telecommunication Services	0.5%
Other Assets in Excess of Liabilities	7.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned -4.32% for the year ended December 31, 2014. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned -3.35%.

International markets were largely unkind to US investors during 2014. The US dollar appreciated against most currencies and generally sapped returns from international equity markets, though country returns in local currency terms were not nearly as poor. While Japan’s dramatic monetary policy significantly depreciated the yen relative to the US dollar, in local currency terms the country’s equity market posted better returns than most regions. Asia ex-Japan performed in line with Europe ex-UK. Emerging markets posted a second consecutive year of lackluster gains as a strong US dollar and declining commodity prices weighed heavily on economic growth. The improving US economy and the associated expectations about the US dollar and Fed rate direction remained significant market drivers into the year-end.

Over the course of 2014, key contributors to performance versus the Benchmark were the Fund’s holdings in the industrials and consumer discretionary sectors. In addition, stock selection in Germany and Japan contributed positively to the performance of the Fund relative to the Benchmark.

Minebea Co., Ltd. (Ticker: 6479 JP) was the most significant contributor to the Fund’s performance during 2014. The company manufactures machine processed components, rotary appliances and electronic devices. Minebea has beat consensus estimates for six straight quarters with strong earnings growth, particularly in its LED backlights. In May 2013, the company began its steady share price climb when orders for its LED backlights from one of the largest US smartphone makers grew sharply.

GAGFAH S.A. (Ticker: GFJ GY) made significant contributions to the Fund’s return during 2014. GAGFAH owns a portfolio of more than 145,000 rental units in Germany, with concentrations in Dresden and Berlin. The company has exhibited steady share price growth since the end of 2011. At the end of 2014, GAGFAH experienced another upward tick when the company agreed to combine its business with Deutsche Annington Immobilien SE, a proposed merger that at the time of the announcement was to result in a combined entity with a market cap of over 9 billion euros.

For 2014, the financials and energy sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within China and the United Kingdom detracted value.

One holding that significantly detracted from returns for the year was DeeThree Exploration, Ltd. (Ticker: DTX CN). The company is engaged in natural gas and light crude oil exploration, development and production in Western Canada. Companies in industries that are dependent on the price of oil and gas, such as DeeThree Exploration, suffered during the second half of 2014 as crude prices declined by almost 50%. DeeThree Exploration’s drop in share price coincides with the downward market move in oil prices.

Sun Frontier Fudousan Co., Ltd. (Ticker: 8934 JP) was a significant detractor from the Fund within the financials sector. Sun Frontier is a real estate company that engages in brokerage, property management, re-planning (revitalization), and real estate securitization. The company’s share price fell in the first half of 2014 after rising sharply the previous year. The second half of the year saw management assuming a cautious gross margin outlook, particularly in the re-planning business, and predicting a slowdown in profit growth.

The near-term outlook for developed markets is rife with event risk. This is mostly focused on Europe‘s stagnating economic growth. While we are sympathetic to the prevailing narrative of deflation in Europe, we are not as negative as the consensus. Further, we are cautiously optimistic about the European Central Bank’s (“ECB”) aggressive policy response to the region’s growth problems. The ECB’s balance sheet had contracted by roughly a third since 2013, so the lack of monetary growth or inflation is not a surprise. To our knowledge, this was the biggest contraction of a major central bank balance sheet in history and reversing it will reverse many of its adverse effects.

Within emerging markets (“EM”), the coming year is likely to see continued volatility and high levels of performance dispersion at the country and sector levels. We anticipate a primary component of EM equities’ overall return will again be foreign exchange. With most currencies having already corrected significantly, we are less bearish on their outlook than a year ago, in part due to high yields and many reforms that are likely to bear fruit.

22

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Daniel Burr	Ryan Carpenter
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

23

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/14	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/14)	10 Years	Since Inception (08/1/02 - 12/31/14)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	–4.32%	11.36%	9.24%	4.15%	11.85%	16.55%
MSCI AC World ex USA Small Cap Growth Index[2]	–3.35%	10.40%	7.16%	1.40%	6.71%	10.40%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 45 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

24

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.7%
EUROPE — 54.2%
Germany — 16.0%
Aurelius AG	72,704	$2,751,574
Deutsche Annington Immobilien SE	144,217	4,896,420
Deutsche Wohnen AG	104,090	2,455,462
Dialog Semiconductor PLC**	166,876	5,826,610
Drillisch AG	62,928	2,236,677
Krones AG	23,497	2,284,812
KUKA AG	15,982	1,130,445
LEG Immobilien AG**	46,525	3,465,831
MorphoSys AG**	23,569	2,195,621
Stroeer Media SE	51,244	1,520,054
Wirecard AG	89,935	3,921,546
Zalando SE**	75,322	2,324,162

		35,009,214

United Kingdom — 12.3%
Ashtead Group PLC	301,076	5,347,093
Barratt Developments PLC	364,519	2,653,019
Bellway PLC	77,954	2,337,974
BTG PLC**	185,025	2,283,739
Domino’s Pizza Group PLC	229,184	2,502,323
Halma PLC	255,044	2,716,716
Howden Joinery Group PLC	639,597	3,990,285
Inchcape PLC	205,471	2,308,485
Provident Financial PLC	75,346	2,876,094

		27,015,728

Switzerland — 5.8%
Forbo Holding AG**	4,016	4,017,212
Helvetia Holding AG	5,005	2,378,123
Leonteq AG**	12,244	2,938,310
U-Blox AG**	24,270	3,321,681

		12,655,326

Norway — 5.0%
Marine Harvest ASA	182,174	2,501,326
Opera Software ASA	399,667	5,053,017
Schibsted ASA	52,779	3,347,211

		10,901,554

France — 4.6%
Ingenico	44,088	4,644,172
Montupet	26,292	2,102,961
Teleperformance	49,839	3,392,553

		10,139,686

Sweden — 2.6%
Betsson AB**	56,478	1,983,544
Electrolux AB — B	130,014	3,798,909

		5,782,453

	Number of Shares	Value (Note A)
Luxembourg — 2.2%
GAGFAH SA**	210,502	$4,701,021
Denmark — 2.0%
Genmab AS**	38,728	2,246,241
Pandora AS	26,515	2,149,230

		4,395,471

Ireland — 1.1%
Greencore Group PLC	550,228	2,444,043
Italy — 1.1%
Brembo SpA	70,125	2,350,364
Spain — 1.1%
Almirall SA**	140,808	2,323,642
Netherlands — 0.4%
TomTom NV**	141,195	939,019

Total EUROPE		118,657,521

FAR EAST — 29.5%
Japan — 20.8%
Alps Electric Co., Ltd.	107,876	2,039,114
Calbee, Inc.	66,807	2,301,288
Disco Corp.	28,400	2,271,504
Don Quijote Holdings Co., Ltd.	35,100	2,413,020
Haseko Corp.	352,800	2,837,522
Hitachi High-Technologies Corp.	77,253	2,219,222
Hoshizaki Electric Co., Ltd.	45,670	2,200,744
M3, Inc.	68,320	1,143,131
Mabuchi Motor Co., Ltd.	53,846	2,137,278
Minebea Co., Ltd.	146,479	2,163,187
MISUMI Group, Inc.	97,746	3,223,193
Nifco, Inc.	33,926	1,097,388
Nihon M&A Center, Inc.	83,879	2,526,936
Nippon Shinyaku Co., Ltd.	76,000	2,441,772
NOK Corp.	103,526	2,635,100
Sanken Electric Co., Ltd.	279,818	2,225,071
Shimizu Corp.	160,000	1,086,732
Tokyo Tatemono Co., Ltd.	206,000	1,499,191
Topcon Corp.	100,997	2,141,994
Tsuruha Holdings, Inc.	40,180	2,324,941
Zenkoku Hosho Co., Ltd.	89,728	2,546,255

		45,474,583

China — 3.5%
CAR, Inc.**	445,210	594,529
CT Environmental Group, Ltd.	2,378,338	2,425,275
Man Wah Holdings, Ltd.	693,200	1,140,119
PAX Global Technology, Ltd.**	1,175,034	1,203,594
Sunny Optical Technology Group Co., Ltd.	1,303,279	2,237,883

		7,601,400

Notes to Financial Statements are an integral part of this Schedule.

25

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
Philippines — 2.4%
GT Capital Holdings, Inc.	64,230	$1,471,201
Jollibee Foods Corp.	343,997	1,644,464
Megaworld Corp.	21,704,827	2,242,825

		5,358,490

South Korea — 1.7%
Cosmax, Inc.**	12,271	1,107,738
i-SENS, Inc.**	33,922	1,937,288
Naturalendo Tech Co., Ltd.**	15,893	657,464

		3,702,490

Australia — 1.1%
Domino’s Pizza Enterprises, Ltd.	117,163	2,385,560

Total FAR EAST		64,522,523

NORTH AMERICA — 14.2%
Canada — 13.2%
CCL Industries, Inc. — B	81,122	8,788,799
FirstService Corp.	43,613	2,225,322
Interfor Corp.**	110,025	2,078,713
Intertape Polymer Group, Inc.	84,860	1,359,308
Linamar Corp.	73,130	4,465,978
Open Text Corp.	44,092	2,565,898
Progressive Waste Solutions, Ltd.	155,804	4,684,312
Sierra Wireless, Inc.**	55,012	2,607,019

		28,775,349

	Number of Shares	Value (Note A)
Mexico — 1.0%
Compartamos SAB de CV	1,122,271	$2,255,382

Total NORTH AMERICA		31,030,731

AFRICA — 0.8%
South Africa — 0.8%
Clicks Group, Ltd.	262,245	1,833,545

Total AFRICA		1,833,545

Total EQUITY SECURITIES (Cost $198,314,192)		216,044,320

TOTAL INVESTMENTS (COST $198,314,192)	98.7%	$216,044,320
Other Assets In Excess Of Liabilities	1.3%	2,934,257

Net Assets	100.0%	$218,978,577

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$200,113,719

Gross Appreciation	$20,960,936
Gross Depreciation	(5,030,335)

Net Appreciation	$15,930,601

**	Non-income producing security

Regional Weightings*

Western Europe	54.2%
Japan	20.8%
North America	14.2%
Asia/Far East Ex-Japan	8.7%
Africa	0.8%

Top Ten Holdings*

CCL Industries, Inc. — B	4.0%
Dialog Semiconductor PLC	2.7%
Ashtead Group PLC	2.4%
Opera Software ASA	2.3%
Deutsche Annington Immobilien SE	2.2%
GAGFAH SA	2.1%
Progressive Waste Solutions, Ltd.	2.1%
Ingenico	2.1%
Linamar Corp.	2.0%
Forbo Holding AG	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2014.

Notes to Financial Statements are an integral part of this Schedule.

26

Driehaus International Small Cap Growth Fund

Schedule of Investments (unaudited)

December 31, 2014

Industry	Percent of Net Assets
Auto Components	5.8%
Biotechnology	1.3%
Capital Markets	2.6%
Commercial Services & Supplies	2.1%
Communications Equipment	1.2%
Construction & Engineering	0.5%
Consumer Finance	2.3%
Containers & Packaging	4.6%
Distributors	1.1%
Diversified Financial Services	1.8%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	7.9%
Food & Staples Retailing	1.9%
Food Products	3.3%
Health Care Equipment & Supplies	0.9%
Health Care Technology	0.5%
Hotels, Restaurants & Leisure	3.9%
Household Durables	8.1%
Insurance	1.1%
Internet & Catalog Retail	1.1%
Internet Software & Services	2.3%

Industry	Percent of Net Assets
Information Technology Services	1.8%
Life Sciences Tools & Services	1.0%
Machinery	3.6%
Media	2.2%
Multiline Retail	1.1%
Paper & Forest Products	1.0%
Personal Products	0.5%
Pharmaceuticals	3.2%
Professional Services	2.7%
Real Estate Management & Development	9.8%
Road & Rail	0.3%
Semiconductors & Semiconductor Equipment	6.2%
Software	1.2%
Specialty Retail	1.8%
Textiles, Apparel & Luxury Goods	1.0%
Trading Companies & Distributors	3.9%
Water Utilities	1.1%
Wireless Telecommunication Services	1.0%
Other Assets in Excess of Liabilities	1.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

27

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 8.21% for the year ended December 31, 2014.1 This return was above the performance of the Fund’s benchmark index, the Russell Microcap® Growth Index (the “Benchmark”), which returned 4.30% for the same period.

US equities posted another strong year of returns and outperformed almost all other developed markets. Throughout 2014, investors continued to reward the US for its sounder near- and medium-term growth outlook relative to most non-US markets. Within the US equity market, large caps outperformed small caps by the widest margin in 16 years, with the S&P 500 Index up 13.69% and the Russell 2000 Index advancing only 4.89%. As the year came to a close, inflation abated, US employment and the US dollar strengthened, and bond yields continued to fall, a mix of conditions that we view favorably.

For 2014, key contributors to performance versus the Benchmark were the Fund’s security selection within the consumer discretionary, information technology and energy sectors.

Rentrak Corp. (Ticker: RENT) was a significant contributor to Fund performance for the period. The company serves the entertainment, television, video and advertising industries by providing global media information and measurement. Rentrak signed agreements with CBS, FOX and GroupM, all of which increased investor confidence in its ability to establish its set-top box measurement system as a viable alternative to Nielsen. Given that the company valuation has been closely linked to its ability to generate new customer contracts, this was a catalyst for share price growth. Additionally, the company remains a leader in capturing video-on-demand viewing data, creating further revenue growth.

Green Plains, Inc. (Ticker: GPRE) was also a holding that contributed significantly to the Fund’s performance for the period. The company is a vertically integrated producer, marketer and distributor of ethanol. The release of positive fourth quarter 2013 results in January, 2014 provided the company with strong momentum entering the year. Green Plains continued to exhibit strong share price growth through September, as earnings per share growth accelerated due to falling input costs and strong demand.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were industrials and consumer staples.

A holding that detracted significantly from the Fund’s return during the period was Natural Grocers by Vitamin Cottage, Inc. (Ticker: NGVC). Natural Grocers operates natural and organic grocery and dietary supplement stores. The company was attractive from an investment growth perspective as it had a differentiated offering and was rapidly growing its store base, same store sales and earnings per share. However, the stock fell as the earnings outlook was lowered due to new competitive store openings in its home state of Colorado as well as in Texas and Arizona.

PowerSecure International, Inc. (Ticker: POWR) was also a significant detractor for the period. The company is a provider of products and services to electric utilities and to their commercial, institutional and industrial customers. A significant selloff occurred in May after first quarter results came in well below estimates and management’s forward guidance for the year disappointed consensus predictions. Issues plaguing the utility infrastructure and distributed generation segments of the business hurt revenue.

We are optimistic about micro caps as we start the new year for several reasons. First, their earnings remain strong, outpacing large caps in terms of absolute year-over-year growth rates as well as superior relative outperformance versus consensus expectations. Second, the healthy US economy and dramatically lower crude oil prices are powerful tailwinds for micro and small caps, which are generally US-centric in terms of their end-market exposure. Third, the degree to which large caps outperformed micro caps last year reached a level at which it historically has reverted.

More broadly, the equity market drivers remain firmly intact. These include: strong, sustainable earnings; low and stable core inflation; a dovish Fed; a steep yield curve despite falling longer-term rates; and positive economic activity with strong GDP growth. Nevertheless, we are closely monitoring the potential meaning and impact of lower yields in the US and overseas as well as lower crude oil prices. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth and we have high conviction in the companies we hold.

28

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

29

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2003 (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/14	1 Year	Since Inception (11/18/13 - 12/31/14)	3 Years	5 Years	10 Years	Since Inception (01/01/03 - 12/31/14)
Driehaus Micro Cap Growth Fund (DMCRX)[1]	8.21%	14.35%	27.93%	17.51%	12.20%	18.46%
Russell Microcap® Growth Index[2]	4.30%	5.22%	22.45%	16.84%	6.38%	10.73%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

30

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 100.2%
HEALTH CARE — 38.1%
Biotechnology — 16.3%
Acceleron Pharma, Inc.**	35,872	$1,397,573
Alder Biopharmaceuticals, Inc.**	27,522	800,615
AMAG Pharmaceuticals, Inc.**	30,668	1,307,070
Aquinox Pharmaceuticals, Inc.**	39,332	294,990
Auspex Pharmaceuticals, Inc.**	19,273	1,011,447
Avalanche Biotechnologies, Inc.**	13,145	709,830
Bluebird Bio, Inc.**	16,424	1,506,409
Dyax Corp.**	46,210	649,713
Five Prime Therapeutics, Inc.**	22,441	605,907
Heron Therapeutics, Inc.**	74,288	747,337
Infinity Pharmaceuticals, Inc.**	63,353	1,070,032
Karyopharm Therapeutics, Inc.**	22,715	850,222
Loxo Oncology, Inc.**	40,059	470,693
MacroGenics, Inc.**	37,079	1,300,361
MiMedx Group, Inc.**	84,510	974,400
Mirati Therapeutics, Inc.**	25,920	480,038
Oncothyreon, Inc.**	319,272	606,617
OvaScience, Inc.**	13,246	585,738
Receptos, Inc.**	9,723	1,191,165
Repligen Corp.**	58,086	1,150,103
Sunesis Pharmaceuticals, Inc.**	183,887	468,912

		18,179,172

Health Care Equipment & Supplies — 10.3%
AtriCure, Inc.**	59,422	1,186,063
K2M Group Holdings, Inc.**	41,127	858,321
LDR Holding Corp.**	35,547	1,165,231
Natus Medical, Inc.**	28,160	1,014,886
OraSure Technologies, Inc.**	109,368	1,108,992
Oxford Immunotec Global PLC**	31,198	424,917
The Spectranetics Corp.**	68,709	2,375,957
TriVascular Technologies, Inc.**	36,513	458,968
Vascular Solutions, Inc.**	21,988	597,194
Zeltiq Aesthetics, Inc.**	83,917	2,342,123

		11,532,652

Pharmaceuticals — 4.9%
Aerie Pharmaceuticals, Inc.**	29,614	864,433
ANI Pharmaceuticals, Inc.**	10,717	604,332
Aratana Therapeutics, Inc.**	30,341	540,677
Cempra, Inc.**	38,343	901,444
Flamel Technologies SA — SP ADR**	59,896	1,026,018

	Number of Shares	Value (Note A)
Foamix Pharmaceuticals, Ltd.**	59,596	$417,768
Pernix Therapeutics Holdings, Inc.**	56,854	533,859
XenoPort, Inc.**	67,428	591,344

		5,479,875

Health Care Providers & Services — 4.4%
AAC Holdings, Inc.**	56,602	1,750,134
AMN Healthcare Services, Inc.**	80,857	1,584,797
Cross Country Healthcare, Inc.**	77,997	973,403
US Physical Therapy, Inc.	15,267	640,603

		4,948,937

Life Sciences Tools & Services — 1.1%
NeoGenomics, Inc.**	297,670	1,241,284
Health Care Technology — 1.1%
HealthStream, Inc.**	39,510	1,164,755

Total HEALTH CARE		42,546,675

INFORMATION TECHNOLOGY — 19.0%
Software — 9.8%
Callidus Software, Inc.**	144,599	2,361,302
Ellie Mae, Inc.**	31,528	1,271,209
ePlus, Inc.**	8,086	612,029
Globant SA**	77,804	1,215,299
Mavenir Systems, Inc.**	25,125	340,695
Paycom Software, Inc.**	58,219	1,532,906
Proofpoint, Inc.**	46,335	2,234,737
TubeMogul, Inc.**	44,408	1,001,400
Yodlee, Inc.**	35,386	431,709

		11,001,286

Semiconductors & Semiconductor Equipment — 4.7%
Ambarella, Inc.**	26,605	1,349,406
Inphi Corp.**	25,132	464,439
Mattson Technology, Inc.**	121,934	414,576
Nova Measuring Instruments, Ltd.**	39,718	412,670
Silicon Motion Technology Corp. — ADR	52,921	1,251,582
Tower Semiconductor, Ltd.**	106,335	1,417,446

		5,310,119

Internet Software & Services — 2.7%
Hortonworks, Inc.**	4,671	126,117
Q2 Holdings, Inc.**	54,317	1,023,332
QuinStreet, Inc.**	24,060	146,044
Stamps.com, Inc.**	11,380	546,126
Tucows, Inc. — A**	29,347	569,625
Wix.com, Ltd.**	27,077	568,617

		2,979,861

Notes to Financial Statements are an integral part of this Schedule.

31

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
Computers & Peripherals — 1.0%
Super Micro Computer, Inc.**	30,400	$1,060,352
Information Technology Services — 0.8%
Virtusa Corp.**	21,424	892,738

Total INFORMATION TECHNOLOGY		21,244,356

CONSUMER DISCRETIONARY — 18.0%
Hotels, Restaurants & Leisure — 5.0%
Dave & Buster’s Entertainment, Inc.**	25,415	693,830
Denny’s Corp.**	63,041	649,953
Fiesta Restaurant Group, Inc.**	32,644	1,984,755
Good Times Restaurants, Inc.**	62,768	436,865
Kona Grill, Inc.**	24,214	559,101
Popeyes Louisiana Kitchen, Inc.**	14,750	829,983
Zoe’s Kitchen, Inc.**	16,602	496,566

		5,651,053

Specialty Retail — 2.4%
Build-A-Bear Workshop, Inc.**	27,314	549,011
Kirkland’s, Inc.**	32,861	776,834
MarineMax, Inc.**	70,222	1,407,951

		2,733,796

Household Durables — 2.1%
Installed Building Products, Inc.**	25,119	447,621
Skullcandy, Inc.**	101,854	936,038
Universal Electronics, Inc.**	14,125	918,549

		2,302,208

Diversified Consumer Services — 1.5%
Capella Education Co.	15,638	1,203,501
Liberty Tax, Inc.**	12,715	454,434

		1,657,935

Multiline Retail — 1.5%
Tuesday Morning Corp.**	76,024	1,649,721
Auto Components — 1.4%
Motorcar Parts of America, Inc.**	50,697	1,576,170
Media — 1.0%
Rentrak Corp.**	14,946	1,088,368
Distributors — 0.9%
Core-Mark Holding Co., Inc.	16,543	1,024,508
Leisure Equipment & Products — 0.9%
Nautilus, Inc.**	62,810	953,456
Textiles, Apparel & Luxury Goods — 0.7%
Sequential Brands Group, Inc.**	63,902	835,199

	Number of Shares	Value (Note A)
Internet & Catalog Retail — 0.6%
EVINE Live, Inc.**	106,142	$699,476

Total CONSUMER DISCRETIONARY		20,171,890

INDUSTRIALS — 8.8%
Airlines — 1.8%
Hawaiian Holdings, Inc.**	38,264	996,777
Republic Airways Holdings, Inc.**	69,718	1,017,186

		2,013,963

Aerospace & Defense — 1.6%
TASER International, Inc.**	68,794	1,821,665
Commercial Services & Supplies — 1.3%
ARC Document Solutions, Inc.**	75,934	776,046
Multi-Color Corp.	12,656	701,396

		1,477,442

Professional Services — 1.3%
Paylocity Holding Corp.**	52,656	1,374,848
Building Products — 1.0%
Insteel Industries, Inc.	26,899	634,278
Norcraft Companies, Inc.**	25,771	497,380

		1,131,658

Road & Rail — 0.7%
Covenant Transportation Group, Inc. — A**	29,503	799,826
Transportation Infrastructure — 0.6%
Aegean Marine Petroleum Network, Inc.	49,097	688,340
Construction & Engineering — 0.4%
Comfort Systems USA, Inc.	25,807	441,816
Electrical Equipment — 0.1%
Allied Motion Technologies, Inc.	3,118	73,865

Total INDUSTRIALS		9,823,423

FINANCIALS — 5.8%
Thrifts & Mortgage Finance — 2.0%
LendingTree, Inc.**	46,872	2,265,792
Capital Markets — 2.0%
FXCM, Inc. — A	52,220	865,285
Ladenburg Thalmann Financial Services, Inc.**	6,092	24,063
Marcus & Millichap, Inc.**	38,249	1,271,779

		2,161,127

Real Estate Investment Trusts — 1.2%
Summit Hotel Properties, Inc.	106,928	1,330,184
Insurance — 0.5%
Atlas Financial Holdings, Inc.**	33,111	540,372

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (Note A)
Commercial Banks — 0.1%
Square 1 Financial, Inc. — A**	5,816	$143,655

Total FINANCIALS		6,441,130

CONSUMER STAPLES — 5.5%
Food Products — 4.1%
Calavo Growers, Inc.	20,668	977,596
Farmer Brothers Co.**	23,205	683,387
Inventure Foods, Inc.**	79,065	1,007,288
John B Sanfilippo & Son, Inc.	13,418	610,519
SunOpta, Inc.**	107,548	1,274,444

		4,553,234

Personal Products — 0.7%
IGI Laboratories, Inc.**	97,819	860,807
Beverages — 0.7%
Craft Brew Alliance, Inc.**	58,294	777,642

Total CONSUMER STAPLES		6,191,683

TELECOMMUNICATION SERVICES — 4.1%
Diversified Telecommunication Services — 4.1%
8X8, Inc.**	178,145	1,631,808
GTT Communications, Inc.**	116,472	1,540,925
inContact, Inc.**	163,615	1,438,176

		4,610,909

Total TELECOMMUNICATION SERVICES		4,610,909

	Number of Shares	Value (Note A)
ENERGY — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Synergy Resources Corp.**	43,323	$543,270
Teekay Tankers Ltd. — A	98,248	497,135

		1,040,405

Total ENERGY		1,040,405

Total EQUITY SECURITIES (Cost $86,602,454)		112,070,471

TOTAL INVESTMENTS (COST $86,602,454)	100.2%	$112,070,471
Other Assets In Excess Of Liabilities	(0.2%)	(224,804)

Net Assets	100.0%	$111,845,667

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$87,524,041

Gross Appreciation	$26,764,524
Gross Depreciation	(2,218,094)

Net Appreciation	$24,546,430

**	Non-income producing security

ADR — American Depository Receipt

SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

The Spectranetics Corp.	2.1%
Callidus Software, Inc.	2.1%
Zeltiq Aesthetics, Inc.	2.1%
LendingTree, Inc.	2.0%
Proofpoint, Inc.	2.0%
Fiesta Restaurant Group, Inc.	1.8%
TASER International, Inc.	1.6%
AAC Holdings, Inc.	1.6%
Tuesday Morning Corp.	1.5%
8X8, Inc.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2014.

Notes to Financial Statements are an integral part of this Schedule.

33

Statements of Assets and Liabilities

December 31, 2014

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
ASSETS:
Investments, at cost	$81,196,252	$1,571,810,739

Investments, at market value	$87,622,186	$1,631,100,383
Foreign currency*	5,387	15,596,311
Cash	2,743,862	60,594,984
Collateral held at custodian for the benefit of brokers	—	—
Receivables:
Dividends	282,965	518,553
Investment securities sold	—	66,482,871
Fund shares sold	608	4,175,259
Prepaid expenses	5,720	18,283

TOTAL ASSETS	90,660,728	1,778,486,644

LIABILITIES:
Payables:
Investment securities purchased	—	62,503,780
Fund shares redeemed	820,064	11,884,667
Net unrealized depreciation on unsettled foreign currency transactions	—	276,374
Due to affiliate	98,860	2,258,376
Audit and tax fees	28,953	30,775
Accrued expenses	33,662	313,824

TOTAL LIABILITIES	981,539	77,267,796

NET ASSETS	$89,679,189	$1,701,218,848

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	3,013,788	57,411,983

NET ASSET VALUE	$29.76	$29.63

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2014:
Paid-in capital	$308,979,057	$1,703,361,432
Accumulated net investment income (loss)	(294,654)	(4,591,578)
Accumulated net realized gain (loss)	(225,425,401)	(56,453,937)
Unrealized net foreign exchange gain (loss)	(5,747)	(386,713)
Unrealized net appreciation (depreciation) on investments	6,425,934	59,289,644

NET ASSETS	$89,679,189	$1,701,218,848

*	The cost of foreign currency was $5,392, $15,683,576, $13,884,506, $17,743 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

34

Statements of Assets and Liabilities

December 31, 2014

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$436,502,097	$198,314,192	$86,602,454

$471,160,650	$216,044,320	$112,070,471
13,917,647	17,729	—
17,120,414	2,037,109	408,820
4,730,642	—	—

118,140	254,058	5,800
18,783,100	3,561,507	229,729
5,632,760	90,197	14,198
17,327	2,117	23,614

531,480,680	222,007,037	112,752,632

19,455,619	2,454,239	684,940
1,056,557	208,162	67,871
23,404	8,710	—
633,246	286,884	113,901
30,353	28,953	16,453
106,941	41,512	23,800

21,306,120	3,028,460	906,965

$510,174,560	$218,978,577	$111,845,667

38,626,060	23,796,356	9,944,157

$13.21	$9.20	$11.25

$484,959,243	$205,995,113	$85,289,831
(1,279,354)	(1,226,081)	—
(8,179,383)	(3,500,686)	1,087,819
15,501	(19,897)	—
34,658,553	17,730,128	25,468,017

$510,174,560	$218,978,577	$111,845,667

Notes to Financial Statements are an integral part of this Statement.

35

Statements of Operations

For the Year Ended December 31, 2014

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends*	$1,269,600	$32,063,201

Total income	1,269,600	32,063,201

Expenses:
Investment advisory fee	1,407,946	27,558,897
Administration fee	147,439	927,414
Professional fees	32,900	277,925
Audit and tax fees	52,098	74,708
Federal and state registration fees	21,000	151,492
Custodian fees	29,904	660,821
Transfer agent fees	59,100	373,118
Trustees’ fees	31,713	80,996
Chief compliance officer fees	6,688	6,688
Reports to shareholders	20,562	143,754
Miscellaneous	30,129	59,866

Total expenses	1,839,479	30,315,679

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(13,500)	(314,698)

Net expenses	1,825,979	30,000,981

Net investment income (loss)	(556,379)	2,062,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	4,593,564	7,427,720
Net realized foreign exchange gain (loss)	(76,618)	(7,450,931)
Net realized gain (loss) on written options	—	—
Net change in unrealized foreign exchange gain (loss)	(26,796)	(389,844)
Net change in unrealized appreciation (depreciation) on investments	(13,467,408)	(116,489,278)

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(8,977,258)	(116,902,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,533,637)	$(114,840,113)

*	Dividends are net of $187,406, $2,885,420, $178,022, $302,369 and $0 nonreclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of this Statement.

36

Statements of Operations

For the Year Ended December 31, 2014

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$5,501,754	$3,213,334	$177,669

5,501,754	3,213,334	177,669

5,257,311	3,659,355	1,237,651
301,482	239,722	112,888
66,390	50,841	28,750
55,423	54,598	41,418
71,574	23,117	26,448
157,135	66,083	20,411
53,390	49,188	39,975
37,239	35,602	31,071
6,688	6,688	6,687
32,159	20,115	14,727
28,314	35,736	14,226

6,067,105	4,241,045	1,574,252

—	—	39,026
—	—	(2,500)
—	—	(28,500)
(59,257)	(52,176)	—

6,007,848	4,188,869	1,582,278

(506,094)	(975,535)	(1,404,609)

(1,504,725)	12,821,822	1,492,816
(1,613,774)	(208,765)	—
643,905	—	—
1,704	(28,473)	—

7,397,152	(22,108,419)	7,233,238

4,924,262	(9,523,835)	8,726,054

$4,418,168	$(10,499,370)	$7,321,445

Notes to Financial Statements are an integral part of this Statement.

37

Statements of Changes in Net Assets

	Driehaus International Discovery Fund		Driehaus Emerging Markets Growth Fund
	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2014	For the year ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(556,379)	$182,887	$2,062,220	$4,198,494
Net realized gain (loss) on investments, written options and foreign currency transactions	4,516,946	32,911,417	(23,211)	73,336,137
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(13,494,204)	(7,871,491)	(116,879,122)	29,644,247

Net increase (decrease) in net assets resulting from operations	(9,533,637)	25,222,813	(114,840,113)	107,178,878

Distributions to shareholders:
Net investment income	(895,291)	—	—	—
Capital gains	—	—	(54,103,175)	(38,958,248)

Total distributions to shareholders	(895,291)	—	(54,103,175)	(38,958,248)

Capital share transactions:
Proceeds from shares sold	2,647,063	11,537,101	693,446,944	798,853,985
Reinvestment of distributions	885,900	—	51,221,013	36,327,537
Cost of shares redeemed	(37,312,642)	(109,272,884)	(509,558,324)	(257,928,242)
Redemption fees	444	7,011	186,630	133,953

Net increase (decrease) in net assets derived from capital share transactions	(33,779,235)	(97,728,772)	235,296,263	577,387,233

Total increase (decrease) in net assets	(44,208,163)	(72,505,959)	66,352,975	645,607,863

NET ASSETS:

Beginning of period	$133,887,352	$206,393,311	$1,634,865,873	$989,258,010

End of period	$89,679,189	$133,887,352	$1,701,218,848	$1,634,865,873

Accumulated net investment income (loss)	$(294,654)	$368,561	$(4,591,578)	$(188,729)

Capital share transactions are as follows:
Shares issued	84,850	393,225	21,385,832	24,927,434
Shares reinvested	29,491	—	1,731,026	1,125,389
Shares redeemed	(1,206,664)	(3,697,504)	(15,968,610)	(8,112,206)

Net increase (decrease) from capital share transactions	(1,092,323)	(3,304,279)	7,148,248	17,940,617

*	Fund commenced operations on November 18, 2013

Notes to Financial Statements are an integral part of this Statement.

38

Statements of Changes in Net Assets

Driehaus Emerging Markets Small Cap Growth Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2014	For the period November 18, 2013 through December 31, 2013*

$(506,094)	$(30,018)	$(975,535)	$(270,870)	$(1,404,609)	$(127,358)

(2,474,594)	(1,979,980)	12,613,057	56,702,877	1,492,816	3,463,074

7,398,856	13,628,441	(22,136,892)	8,737,749	7,233,238	18,234,779

4,418,168	11,618,443	(10,499,370)	65,169,756	7,321,445	21,570,495

—	(309,776)	(1,354,663)	(2,881,066)	—	—
—	—	(24,445,714)	(27,524,912)	(3,527,388)	—

—	(309,776)	(25,800,377)	(30,405,978)	(3,527,388)	—

426,167,539	131,452,307	15,508,526	16,017,728	62,163,421	53,149,020
—	255,145	22,612,764	25,648,585	3,082,937	—
(111,716,374)	(32,737,622)	(53,517,412)	(40,720,045)	(31,884,076)	(42,730)
20,494	8,846	3,732	2,085	12,543	—

314,471,659	98,978,676	(15,392,390)	948,353	33,374,825	53,106,290

318,889,827	110,287,343	(51,692,137)	35,712,131	37,168,882	74,676,785

$191,284,733	$80,997,390	$270,670,714	$234,958,583	$74,676,785	$—

$510,174,560	$191,284,733	$218,978,577	$270,670,714	$111,845,667	$74,676,785

$(1,279,354)	$(530,093)	$(1,226,081)	$(828,338)	$—	$—

31,805,044	10,815,539	1,427,397	1,486,659	5,750,668	6,954,301
—	20,760	2,436,720	2,447,384	278,999	—
(8,496,865)	(2,780,050)	(5,035,552)	(3,826,073)	(3,035,803)	(4,008)

23,308,179	8,056,249	(1,171,435)	107,970	2,993,864	6,950,293

Notes to Financial Statements are an integral part of this Statement.

39

Driehaus International Discovery Fund

Financial Highlights

	For the year ended December 31, 2014	For the year ended December 31, 2013		For the year ended December 31, 2012		For the year ended December 31, 2011		For the year ended December 31, 2010
Net asset value, beginning of period	$32.61	$27.85		$24.27		$30.27		$27.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16)	0.03		0.03	^	0.13	^	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.40)	4.73		3.55		(6.13)		3.86

Total income (loss) from investment operations	(2.56)	4.76		3.58		(6.00)		3.64

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.29)	—		—		—		(0.56)
Distributions from capital gains	—	—		—		—		—

Total distributions	(0.29)	—		—		—		(0.56)

Redemption fees added to paid-in capital	0.00 ~	0.00	~	0.00	~	0.00	~	0.00 ~

Net asset value, end of period	$29.76	$32.61		$27.85		$24.27		$30.27

Total Return	(7.85)%	17.09%		14.75%		(19.85)%		13.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$89,679	$133,887		$206,393		$211,927		$338,840
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.63%	1.65	%¥	1.76	%¥	1.72	%¥	1.71%
Ratio of net expenses to average net assets	1.62%#	1.62	%#¥	1.75	%#¥	1.71	%#¥	1.70%#
Ratio of net investment income (loss) to average net assets	(0.49)%#	0.11	%#	0.11	%#	0.44	%#	(0.77)%#
Portfolio turnover	147%	156%		112%		119%		93%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2013, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

40

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Net asset value, beginning of period	$32.53	$30.61	$25.72	$32.20	$29.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.10	0.13	0.16	(0.04)^
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.99)	2.62	4.88	(4.97)	6.84

Total income (loss) from investment operations	(1.95)	2.72	5.01	(4.81)	6.80

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	(0.12)	—	(0.69)
Distributions from capital gains	(0.95)	(0.80)	—	(1.67)	(3.15)

Total distributions	(0.95)	(0.80)	(0.12)	(1.67)	(3.84)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$29.63	$32.53	$30.61	$25.72	$32.20

Total Return	(5.96)%	8.92%	19.51%	(15.02)%	23.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,701,219	$1,634,866	$989,258	$741,291	$834,311
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65%	1.66%	1.68%	1.68%	1.69%
Ratio of net expenses to average net assets	1.63%#	1.64%#	1.66%#	1.64%#	1.63%#
Ratio of net investment income (loss) to average net assets	0.11%#	0.33%#	0.48%#	0.49%#	(0.15)%#
Portfolio turnover	289%	264%	278%	342%	293%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

41

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2014		For the year ended December 31, 2013		For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$12.49		$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02	)^	(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	0.74		1.36		2.52		(1.16)

Total income (loss) from investment operations	0.72		1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.02)		(0.18)		—
Distributions from capital gains	—		—		—		—

Total distributions	—		(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	—

Net asset value, end of period	$13.21		$12.49		$11.15		$8.81

Total Return	5.77%		12.11%		28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$510,175		$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.73%		1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.71	%+#	1.90	%+#	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	(0.14	)%+#	(0.02	)%+#	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	265%		223%		183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

42

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Net asset value, beginning of period	$10.84	$9.45	$8.51	$9.66	$7.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)	(0.01)^	0.03	0.07	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.42)	2.74	0.95	(1.17)	2.14

Total income (loss) from investment operations	(0.46)	2.73	0.98	(1.10)	2.08

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.06)	(0.13)	(0.04)	(0.05)	(0.06)
Distributions from capital gains	(1.12)	(1.21)	—	—	—

Total distributions	(1.18)	(1.34)	(0.04)	(0.05)	(0.06)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$9.20	$10.84	$9.45	$8.51	$9.66

Total Return	(4.32)%	29.24%	11.67%	(11.39)%	27.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$218,979	$270,671	$234,959	$232,729	$258,446
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.74%	1.73%	1.76%	1.73%	1.75%
Ratio of net expenses to average net assets	1.72%#	1.70%#	1.74%#	1.69%#	1.72	%+#
Ratio of net investment income (loss) to average net assets	(0.40)%#	(0.11)%#	0.31%#	0.66%#	(0.76	)%+#
Portfolio turnover	277%	320%	280%	311%	298%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after adviser expense reimbursements, when applicable. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

43

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2014		For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$10.74		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	1.01		0.76

Total income (loss) from investment operations	0.87		0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Distributions from capital gains	(0.36)		—

Total distributions	(0.36)		—

Redemption fees added to paid-in capital	0.00	~	—

Net asset value, end of period	$11.25		$10.74

Total Return	8.21%		7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$111,846		$74,677
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	1.59%		2.28	%*
Ratio of net expenses to average net assets	1.60	%+#	1.70	%*+#
Ratio of net investment income (loss) to average net assets	(1.39	)%+#	(1.55	)%*+#
Portfolio turnover	191%		21	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

44

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus International Discovery Fund**	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Micro Cap Growth Fund	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

**	On February 11, 2015, the shareholders approved a Plan of Reorganization for the merger of Driehaus International Discovery Fund into Driehaus International Small Cap Growth Fund.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of non-U.S. companies exhibiting strong growth characteristics.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2014 is as follows:

Fund	Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Equity Securities:
Europe	$48,999,796	$8,829,834	$40,169,962	$—
Far East	21,088,001	4,823,012	16,264,989	—
Middle East	2,098,095	2,098,095	—	—
North America	15,436,294	15,436,294	—	—

Total Investments	$87,622,186	$31,187,235	$56,434,951	$—

Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$134,083,056	$—	$134,083,056	$—
Europe	165,136,316	12,936,451	152,199,865	—
Far East	1,032,038,205	249,712,366	782,325,839	—
Middle East	9,696,189	9,696,189	—	—
North America	117,523,658	117,523,658	—	—
South America	150,175,328	150,175,328	—	—
Equity Certificates*	22,447,631	—	22,447,631	—

Total Investments	$1,631,100,383	$540,043,992	$1,091,056,391	$—

Driehaus Emerging Markets Small Cap Growth Fund
Equity Securities
Africa	$29,374,253	$2,764,723	$26,609,530	$—
Europe	26,856,170	4,824,513	22,031,657
Far East	294,938,982	42,905,591	252,033,391	—
Middle East	7,683,378	5,137,730	2,545,648	—
North America	7,170,855	7,170,855	—	—
South America	39,944,372	39,944,372	—	—

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Certificates*	$61,392,640	$—	$61,392,640	$—
Purchased Put Options by Risk Category Equity Contracts	3,800,000	3,800,000	—	—

Total Investments	$471,160,650	$106,547,784	$364,612,866	$—

Driehaus International Small Cap Growth Fund
Equity Securities:
Africa	$1,833,545	$—	$1,833,545	$—
Europe	118,657,521	6,341,374	112,316,147	—
Far East	64,522,523	—	64,522,523	—
North America	31,030,731	31,030,731	—	—

Total Investments	$216,044,320	$37,372,105	$178,672,215	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$112,070,471	$112,070,471	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended December 31, 2014, securities with end of period values of $17,745,272, $226,025,178, $56,747,536 and $39,712,206 held by Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund, respectively, were transferred from level 1 to level 2.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2014, the average volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund was $3,596,919 and $176,602, respectively.

The premiums received and the number of option contracts written during the period ended December 31, 2014, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—
Options written	293,215	9,267,558
Options closed	(271,215)	(8,784,208)
Options expired	(22,000)	(483,350)

Options outstanding at December 31, 2014	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2014, the Funds had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

On December 31, 2014, Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund had unrealized appreciation (depreciation) of $(1,293,961) and $15,432,388, respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund represented 1.4% and 13.0%, respectively, of their total market values at December 31, 2014.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$22,447,631

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$65,192,640

The following table sets forth the Driehaus Emerging Markets Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2014:

Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$11,432,304

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2014:

	Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$13,102,027	$(5,229,087)	$643,905
Commodity contracts	—	(8,848)	—

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2014:

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(1,404,072)

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2014:

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchased Options
Equity contracts	$9,676,635	$433,040

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2013, 2012 and 2011 remain open to Federal and state audit. As of December 31, 2014, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).

For the year ended December 31, 2014, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed net investment income	$788,455	$(6,465,069)	$(243,167)	$1,932,455	$1,404,609
Undistributed net realized gain	(442,835)	13,444,972	1,703,410	(1,932,455)	—
Paid-in capital	(345,620)	(6,979,903)	(1,460,243)	—	(1,404,609)

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2014:

	Pre-Enactment Net Capital Loss Carryover Expiring In		Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	2016	2017	Short- Term	Long-Term	Accumulated Capital Loss Carryover
Driehaus International Discovery Fund	$114,345,693	$109,113,076	$—	$—	$—
Driehaus Emerging Markets Small Cap Growth Fund	—	—	6,697,111	—	6,697,111

During the year ended December 31, 2014, Driehaus International Discovery Fund and Driehaus Emerging Markets Small Cap Growth Fund utilized $5,527,690 and $32,924 of capital loss carryforwards, respectively.

50

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2014, the following qualified late-year losses were deferred and recognized on January 1, 2015:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral	Total
Driehaus International Discovery Fund	$129,280	$1,858,229	$—	$1,987,509
Driehaus Emerging Markets Growth Fund	4,708,682	47,578,610	—	52,287,292
Driehaus Emerging Markets Small Cap Growth Fund	1,221,155	—	—	1,221,155
Driehaus International Small Cap Growth Fund	561,360	4,421,290	—	4,982,650

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$895,291	$1,569,189	$—	$10,021,652	$1,275,778
Net long-term capital gain	—	52,533,986	—	15,778,725	2,251,610

Total distributions paid	$895,291	$54,103,175	$—	$25,800,377	$3,527,388

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$309,776	$16,561,929	$—
Net long-term capital gain	—	38,958,248	—	13,844,049	—

Total distributions paid	$—	$38,958,248	$309,776	$30,405,978	$—

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed long-term capital gain	—	—	—	2,047,729	2,009,406

Accumulated earnings	$—	$—	$—	$2,047,729	$2,009,406
Paid-in capital	308,979,057	1,703,361,432	484,959,243	205,995,113	85,289,831
Accumulated capital and other losses	(225,446,278)	(52,287,292)	(7,918,266)	(4,982,650)	—
Unrealized appreciation (depreciation) on foreign currency	(5,747)	(269,609)	15,501	(12,216)	—
Unrealized appreciation on investments	6,152,157	50,414,317	33,118,082	15,930,601	24,546,430

Net assets	$89,679,189	$1,701,218,848	$510,174,560	$218,978,577	$111,845,667

51

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2014.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund and Driehaus Micro Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of each Fund’s average daily net assets. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets.

DCM entered into an agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. For a period of three years subsequent to the Fund’s commencement of operations, DCM

52

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap. For the year ended December 31, 2014, DCM did not waive or recapture fees for Driehaus Emerging Markets Small Cap Growth Fund under this agreement.

DCM has entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.70% of average daily net assets until November 18, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2014, DCM recaptured fees for Driehaus Micro Cap Growth Fund totaling $39,026 under this agreement and there are no additional amounts subject to recapture.

The amounts accrued and payable to DCM during the year ended December 31, 2014, are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliates)
Driehaus International Discovery Fund	$1,407,946	$98,860
Driehaus Emerging Markets Growth Fund	27,558,897	2,258,376
Driehaus Emerging Markets Small Cap Growth Fund	5,257,311	633,246
Driehaus International Small Cap Growth Fund	3,659,355	286,884
Driehaus Micro Cap Growth Fund	1,237,651	113,901

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2014, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund by $13,500 (0.7%), $314,698 (1.0%), $59,257 (1.0%), $52,176 (1.2%) and $0 (0.0%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the larger of a monthly minimum fee or a monthly fee based upon average net assets. For the year ended December 31, 2014, BNY Mellon waived $2,500 for administrative and accounting fees for Driehaus Micro Cap Growth Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Micro Cap Growth Fund. For the year ended December 31, 2014, BNY Mellon waived $28,500 for Driehaus Micro Cap Growth Fund.

C.  OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2014, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statements of Assets and Liabilities. On December 31, 2014, the Funds’ currency transactions were limited to transaction hedges.

53

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2014 were as follows:

Fund	Purchases	Sales
Driehaus International Discovery Fund	$161,945,333	$196,958,833
Driehaus Emerging Markets Growth Fund	5,189,370,313	5,020,837,615
Driehaus Emerging Markets Small Cap Growth Fund	1,115,079,540	842,347,381
Driehaus International Small Cap Growth Fund	652,642,494	694,580,047
Driehaus Micro Cap Growth Fund	212,512,661	182,676,360

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On December 31, 2014, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINE OF CREDIT

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $25,000,000 and Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Micro Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. At December 31, 2014, the Funds had no outstanding borrowings under the lines of credit.

G.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected on the Statements of Changes in Net Assets.

I.  SUBSEQUENT EVENT

At a meeting held on October 23, 2014, the Board of Trustees of the Trust approved the Agreement and Plan of Reorganization of the Driehaus International Discovery Fund with and into the Driehaus International Small Cap Growth Fund (the “Merger”), each a series of the Trust. On February 11, 2015, the Merger was approved by the shareholders of the Driehaus International Discovery Fund, and it is anticipated that the Merger will likely occur on or about March 9, 2015.

54

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, and Driehaus Micro Cap Growth Fund, (collectively, the “Funds”) as of December 31, 2014, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2015

55

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	8	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	Retired; President of Ludan, Inc. (real estate services specializing in senior housing) from April 2008 to December 2014; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	8	None
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	8	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	8	None

56

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee	Since 1996	Chairman of the Board, Commerce National Group (private investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	8	None
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor since 2003; Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	8	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

57

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

58

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2014.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000	$937.90	$8.06
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000	$906.40	$7.93
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39

59

Fund Expense Examples — (Continued)

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000	$976.30	$8.52
Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.69

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000	$907.40	$8.27
Hypothetical (5% return before expenses)	$1,000	$1,016.53	$8.74

Driehaus Micro Cap Growth Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000	$1,096.40	$8.35
Hypothetical (5% return before expenses)	$1,000	$1,017.24	$8.03

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus International Discovery Fund	1.65%
Driehaus Emerging Markets Growth Fund	1.65%
Driehaus Emerging Markets Small Cap Growth Fund	1.71%
Driehaus International Small Cap Growth Fund	1.72%
Driehaus Micro Cap Growth Fund	1.58%

60

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2014

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
$—	$52,533,986	$—	$15,778,725	$2,251,610

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
100.00%	100.00%	0.00%	27.65%	13.06%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	93.79%	0.00%	0.00%	8.77%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

61

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Discovery Fund (“DRIDX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Global Growth Fund (“DRGGX”), Driehaus Micro Cap Growth Fund (“DMCRX”) and Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) (DREGX, DRIDX, DRIOX, DRGGX, DMCRX and DRESX are each a “Fund” and collectively the “Funds”) on September 11, 2014 for an additional one-year term ending September 30, 2015 for each Fund except DRGGX and DRIDX, and approved the renewal of the Agreement for DRGGX and DRIDX for periods ending December 31, 2014 and March 31, 2015, respectively. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 5, 2014 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule, and noted that the Adviser has proposed alternatives to address performance issues for DRIDX and DRGGX.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed DREGX’s, DRIDX’s, DRGGX’s and DRIOX’s performance on a net return basis over the 1-, 3- and 5-year and year-to-date periods ended June 30, 2014. For DRESX, the Board considered the performance on a net return basis for the 1-year and year-to-date periods ended June 30, 2014. For DMCRX, the Board considered the performance on a net return basis for the since-inception (November 18, 2013) period ended June 30, 2014. The Board also reviewed performance for DMCRX that included one of its predecessor limited partnerships for the 1-, 3- and 5-year periods ended June 30, 2014; and performance for DRESX, including that of its predecessor limited partnership, for the 3- and 5-year periods ended June 30, 2014. Because the predecessor limited partnerships to DMCRX and DRESX (as well as to DRIOX, for periods over 5 years) did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ longer-term performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for certain Funds. The Board compared short-term and longer-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Lipper Inc., an independent provider of mutual fund data (“Lipper”). The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

62

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser for DREGX, DRIOX, DMCRX and DRESX continue to be satisfactory.

As to the specific Funds, the Board noted that DREGX’s performance was in the top decile of its peer group for the 3- and 5-year periods and in the third quartile for the 1-year period. The Board also noted that DREGX outperformed its benchmark index for the 3-, 5- and 10-year and since-inception (December 31, 1997) periods, while underperforming its benchmark index for the 1-year period. With respect to DRIOX, the Board noted that, although its performance for the 1-and 3-year periods was below the median of its peer group, its performance was above the median for the 5-year and year-to-date periods. The Board also noted that DRIOX outperformed its benchmark index for the 3-, 5- and 10-year periods (the latter of which includes the performance of its predecessor partnership), while underperforming the benchmark for the 1-year period. The Board considered that although DMCRX’s performance for the year-to-date period was below the median of its peer group, performance for the 1-, 3- and 5-year periods (which include the performance of a predecessor partnership) was above the median. In addition, the Board noted that although DMCRX underperformed its benchmark index for the since-inception and 1-year periods (the latter of which includes the performance of a predecessor partnership), the Fund outperformed its benchmark index for the 3-, 5- and 10-year periods (all of which include the performance of a predecessor partnership). For DRESX, the Board noted that although the Fund’s performance was below the median of its peer group for the 1-year period, performance was above the median for the year-to-date and 3- and 5-year periods (the 3-and 5-year periods include the performance of its predecessor limited partnership). In addition, the Fund outperformed its benchmark for the 3- and 5-year periods (which include the performance of its predecessor limited partnership).

On the basis of its evaluation of the information presented and its ongoing review of investment results, the Board concluded that based on the nature, quality and extent of services provided by the Adviser for DRIDX and DRGGX, it is in the best interests of these Funds to continue the Agreement until March 31, 2015 and December 31, 2014, respectively, to allow time to further address alternatives proposed by the Adviser. The Board noted the Adviser’s ongoing adherence to its investment style, including maintaining its high ratio of active share in comparison to each Fund’s benchmark. Recognizing that the Funds performed below the median of their peer groups and underperformed their benchmarks for each of the periods reviewed, the Board considered and approved at the September 2014 meeting the Adviser’s recommendation for the liquidation of DRGGX, which is anticipated to occur before year-end. With respect to DRIDX, the Board is evaluating a proposal by the Adviser to reorganize DRIDX into DRIOX. If approved by the Board and shareholders, the Adviser anticipates the reorganization would take place by March 31, 2015.

The Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund (with the exception of DRGGX) outperformed its benchmark index. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2014, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper as of June 30, 2014. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 30th and 49th percentiles (1st percentile being the highest expense ratio). The Board considered, among other factors, the Funds’ asset size and, for DRESX, the expense reimbursement arrangements with the Adviser as well as the asset growth that has resulted in a decrease in the Fund’s expense ratio. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts, as applicable. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility and resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $390,000 in directed brokerage credits, which are used to reduce expenses of the Funds.

63

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DRESX, DRGGX, DRIDX and DMCRX were expected to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

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DRH-AR2014

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

A.R. Umans

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2014

Driehaus Active Income Fund

Driehaus Select Credit Fund

Driehaus Event Driven Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned -0.87% for the year ended December 31, 2014. This return was below the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index, which returned 0.03% for the same period. The Fund also underperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 5.97% for the same period.

As we entered 2014, the 10-year Treasury was nearing a 3% yield, with many market participants expecting an end to quantitative easing and a rise in interest rates during the year. Instead, yields trended lower as high yield spreads tightened 50 basis points in the first part of the year and dropped even further in the second half of 2014 as geopolitical concerns drove a general market flight to safety. The 10-year Treasury closed the year at 2.17%. High yield followed a similar path, with spreads grinding tighter from 400 to 350 basis points through June, and then subsequently moving wider in the back half of the year as the price of oil dropped and geopolitical risk grew.

The most significant positive contribution to return for the year came from the directional long trading strategy. The top three trades in the directional long strategy were positions in preferred securities of companies in the financials and telecom sectors. These positions were slightly offset by three positions in the energy and auto industries.

The capital arbitrage strategy also contributed to performance. Capital structure arbitrage trades are created with a long and short side to the trade, which will move inversely to each other, allowing us to hedge the risk and dampen volatility. While one side of the trade will often detract from the trade, the overall trade is designed for the contributor to be larger than the detractor. The capital arbitrage trades that had the greatest effect on portfolio performance were long positions in the preferred securities of companies in the financials sector versus short unsecured positions via credit default swaps.

The interest rate hedge was the most significant detractor from performance during 2014. The interest rate hedge, which is constructed with U.S. Treasury futures and U.S. Treasury swaptions, worked against the Fund as rates continued to decline throughout 2014. Despite the dramatic fall in rates, our hedge only cost the Fund slightly more than half the drag imposed on the Fund by the hedge in 2011, despite the move down in rates being quite similar. Utilizing swaptions enabled us to protect the Fund against the big moves in rates, while lowering sensitivity to minor market moves.

The volatility trades were the second most significant detractor for the year. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on various market indices or through the use of credit default swaps on indices. The Fund generally held long volatility trades that would benefit performance only when volatility increases. While there were periods of increased volatility during the year, they were generally less than we expected.

Looking ahead, we will keep our eyes on market volatility across asset classes, interest rates and credit spreads. The most important change that we foresee in the year ahead is a change in market volatility, and therefore stability. We expect higher volatility going forward, largely due to divergent central bank policies, declining economic growth overseas and rising corporate defaults. We anticipate greater opportunity for our investment strategies as a result of these higher levels of market volatility. Already, credit spreads have widened and many of the risk premia in the arbitrage trades that we monitor have increased as a result of the market turbulence over the past few months. Historically, these developments have led to compelling investment opportunities, and we see no reason why this time will be any different.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy	Adam Abbas
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/14	1 Year	3 Years	5 Years	Since Inception (11/08/05 - 12/31/14)
Driehaus Active Income Fund (LCMAX)[1]	-0.87%	3.74%	2.08%	4.11%
Citigroup 3-Month T-Bill Index[2]	0.03%	0.05%	0.07%	1.34%
Barclays Capital U.S. Aggregate Bond Index[3]	5.97%	2.66%	4.45%	5.23%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

ASSET-BACKED SECURITIES — 6.00%
ARLP Securitization Trust Series 2014-1 3.47%, 9/25/44[1]	$30,000,000	$30,031,830
Citigroup Mortgage Loan Trust, Inc. 0.24%, 1/25/37[2]	329,999	210,130
Cobalt CMBS Commercial Mortgage Trust 2006-C1 5.20%, 8/15/48	16,953,765	17,980,299
Countrywide Asset-Backed Certificates 0.65%, 4/25/34[2]	122,988	113,842
Fannie Mae REMICS 0.82%, 9/25/23[2]	4,843,372	4,877,609
Fannie Mae REMICS 0.49%, 6/25/36[2]	8,218,993	8,237,099
Freddie Mac REMICS 2.00%, 2/15/27	53,948,540	53,583,254
Freddie Mac REMICS 2.00%, 4/15/28	63,799,754	63,238,763
Freddie Mac REMICS 0.36%, 1/15/35[2]	4,986,100	4,982,037
JP Morgan Resecuritization Trust Series 2009-10 2.35%, 8/26/36[1,2]	12,331,487	12,468,551
Merrill Lynch Mortgage Investors, Inc. 1.11%, 8/25/35[2]	124,929	120,471
Oak Hill Advisors Residential Loan Trust 2014-NPL1 2.88%, 5/25/54[1]	24,900,552	24,927,768
Wells Fargo Mortgage Loan Trust 0.41%, 8/27/37[1,2]	18,960,362	18,149,503

Total ASSET-BACKED SECURITIES (Cost $240,144,441)		238,921,156

BANK LOANS — 30.59%
Apparel — 1.31%
Calceus Acquisition, Inc. 5.00%, 2/1/20[2]	27,463,824	26,330,941
Stuart Weitzman Acquisition Co. LLC 4.50%, 3/4/20[2]	26,616,250	25,851,033

		52,181,974

Biotechnology — 0.16%
STHI Holding Corp. 4.50%, 8/6/21[2]	6,483,750	6,424,313
Building Materials — 0.82%
Cemex Espana S.A. (Spain) 4.65%, 2/14/17[2]	26,079,319	25,883,724

	Shares, Principal Amount, or Number of Contracts	Value

Cemex S.A.B. de C.V. (Mexico) 4.65%, 2/14/17[2]	$6,786,712	$6,735,811

		32,619,535

Commercial Services — 0.44%
Westway Group, Inc. 4.50%, 2/27/20[2]	17,982,222	17,600,100
Diversified Financial Services — 0.28%
Sears Roebuck Acceptance Corp. 5.50%, 6/30/18[2]	11,487,190	11,008,553
Electronics — 1.05%
NuSil Technology LLC 5.25%, 4/28/17[2]	42,495,114	41,910,806
Entertainment — 0.50%
Peninsula Gaming LLC / Peninsula Gaming Corp. 4.25%, 11/20/17[2]	7,562,424	7,472,620
WMG Acquisition Corp. 3.75%, 7/1/20[2]	12,968,838	12,385,240

		19,857,860

Environmental Control — 0.24%
WTG Holdings III Corp. 4.75%, 1/15/21[2]	9,900,000	9,689,625
Food — 0.29%
Fairway Group Acquisition Co. 5.00%, 8/17/18[2]	980,000	823,200
SUPERVALU, Inc. 4.50%, 3/21/19[2]	10,804,661	10,615,580

		11,438,780

Healthcare — Services — 2.44%
Gentiva Health Services, Inc. 6.50%, 10/18/19[2]	30,063,578	29,950,839
HCA, Inc. 2.98%, 5/1/18[2]	7,979,798	7,898,340
Kindred Healthcare, Inc. 4.00%, 4/9/21[2]	22,892,481	22,148,476
National Mentor Holdings, Inc. 4.75%, 1/31/21[2]	38,252,381	37,041,043

		97,038,698

Holding Companies — Diversified — 0.31%
Osmose Holdings, Inc. 4.75%, 8/15/21[2]	12,437,500	12,313,125
Internet — 0.67%
ProQuest LLC 5.25%, 9/24/21[2]	27,000,000	26,932,500

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

Investment Companies — 0.58%
Larchmont Resources LLC 8.25%, 8/7/19[2]	$24,625,000	$23,147,500
Leisure Time — 1.87%
Equinox Holdings, Inc. 4.50%, 2/1/20[2]	65,050,841	64,346,145
Equinox Holdings, Inc. 9.75%, 7/31/20[2]	10,000,000	10,150,000

		74,496,145

Lodging — 3.52%
Las Vegas Sands LLC 3.25%, 12/19/20[2]	57,791,248	57,079,203
MGM Resorts International 3.50%, 12/20/19[2]	85,530,175	83,142,429

		140,221,632

Media — 2.81%
Gray Television, Inc. 3.75%, 6/13/21[2]	2,677,594	2,632,966
Springer Science+Business Media GmbH (Germany) 4.75%, 8/14/20[2]	71,126,877	69,911,817
Tribune Media Co. 4.00%, 7/1/20[2]	40,000,000	39,233,320

		111,778,103

Real Estate Investment Trusts — 1.01%
Starwood Property Trust, Inc. 3.50%, 4/19/20[2]	41,376,056	40,341,654
Retail — 5.32%
Hudson’s Bay Co. (Canada) 4.75%, 11/4/20[2]	4,875,000	4,848,592
J.C. Penney Corp., Inc. 6.00%, 5/22/18[2]	42,980,524	42,013,463
Michaels Stores, Inc. 3.75%, 1/28/20[2]	985,000	964,772
Michaels Stores, Inc. 4.00%, 1/28/20[2]	3,990,000	3,926,587
Neiman Marcus Group Ltd. LLC 4.25%, 10/25/20[2]	95,774,902	93,679,826
Rite Aid Corp. 5.75%, 8/21/20[2]	17,830,000	17,755,702
Rite Aid Corp. 4.88%, 6/21/21[2]	48,950,000	48,684,838

		211,873,780

Semiconductors — 1.06%
NXP BV (Netherlands) 3.25%, 1/11/20[2]	21,803,518	21,440,119

	Shares, Principal Amount, or Number of Contracts	Value

VAT Holding A.G. (Switzerland) 4.75%, 2/11/21[2]	$21,041,000	$20,777,987

		42,218,106

Software — 4.93%
Applied Systems, Inc. 4.25%, 1/23/21[2]	48,753,583	47,790,700
BMC Software, Inc. 5.00%, 9/10/20[2]	67,824,722	65,450,857
BMC Software, Inc. (Ireland) 5.00%, 9/10/20[2]	7,920,000	7,603,200
Evergreen Skills Lux Sarl (Luxembourg) 5.75%, 4/28/21[2]	39,900,000	38,790,301
First Data Corp. 3.66%, 3/24/18[2]	37,413,433	36,571,631

		196,206,689

Telecommunications — 0.98%
Cincinnati Bell, Inc. 4.00%, 9/10/20[2]	39,625,000	39,030,625

Total BANK LOANS (Cost $1,239,296,703)		1,218,330,103

CORPORATE BONDS — 32.68%
Banks — 2.73%
Chase Capital II 0.73%, 2/1/27[2]	11,879,000	9,978,360
First Chicago NBD Institutional Capital I 0.78%, 2/1/27[2]	725,000	609,000
JP Morgan Chase Capital XXIII 1.23%, 5/15/77[2]	4,000,000	3,240,000
JPMorgan Chase & Co. 7.90%, 4/29/49[2]	25,313,000	27,244,382
JPMorgan Chase Capital XXI 1.18%, 1/15/87[2]	15,000,000	12,300,000
Royal Bank of Scotland Group PLC (United Kingdom) 7.65%, 8/29/49[2,3]	46,708,000	54,414,820
Wachovia Capital Trust III 5.57%, 3/29/49[2]	1,000,000	965,500

		108,752,062

Biotechnology — 0.94%
STHI Holding Corp. 8.00%, 3/15/18[1]	35,673,000	37,278,285
Building Materials — 0.81%
Cemex S.A.B. de C.V. (Mexico) 4.98%, 10/15/18[1,2,3]	20,180,000	20,753,112

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts		Value

Cemex S.A.B. de C.V. (Mexico) 6.50%, 12/10/19[1,3]	$11,345,000		$11,622,953

			32,376,065

Chemicals — 0.05%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.88%, 2/1/18	2,000,000		1,780,000
Momentive Performance Materials, Inc. 11.50%, 12/1/16[4,5]	4,540,000		—

			1,780,000

Commercial Services — 0.06%
AA Bond Co., Ltd. (Jersey) 9.50%, 7/31/43	1,500,000	[6]	2,570,527
Computers — 0.98%
DynCorp International, Inc. 10.38%, 7/1/17	27,373,000		23,267,050
Seagate HDD Cayman (Cayman Islands) 6.88%, 5/1/20[3]	15,000,000		15,750,000

			39,017,050

Diversified Financial Services — 6.20%
American Express Co. 6.80%, 9/1/66[2]	67,984,000		71,213,240
E*TRADE Financial Corp. 6.38%, 11/15/19	48,487,000		51,396,220
GE Capital Trust I 6.38%, 11/15/67[2]	34,140,000		36,770,589
General Electric Capital Corp. 7.13%, 12/29/49[2]	7,000,000		8,146,250
Rio Oil Finance Trust Series 2014-1 6.25%, 7/6/24[1]	73,000,000		69,812,090
Textron Financial Corp. 6.00%, 2/15/67[1,2]	10,824,000		9,741,600

			247,079,989

Entertainment — 0.82%
Gala Group Finance PLC (United Kingdom) 8.88%, 9/1/18	8,100,000	[6]	13,193,304
Graton Economic Development Authority 9.63%, 9/1/19[1]	17,955,000		19,615,838

			32,809,142

Healthcare — Products — 0.80%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	30,166,000		31,825,130

	Shares, Principal Amount, or Number of Contracts	Value

Healthcare — Services — 1.13%
Healthsouth Corp. 7.75%, 9/15/22	$14,073,000	$14,917,380
Kindred Escrow Corp. II 8.00%, 1/15/20[1]	5,000,000	5,312,500
Kindred Healthcare, Inc. 6.38%, 4/15/22[1]	20,277,000	19,313,843
National Mentor, Inc. 12.50%, 2/15/18[1]	5,249,000	5,448,462

		44,992,185

Insurance — 0.79%
Chubb Corp. 6.38%, 3/29/67[2]	29,500,000	31,625,475
Internet — 0.05%
Mood Media Corp. (Canada) 9.25%, 10/15/20[1,3]	2,500,000	2,062,500
Iron/Steel — 0.11%
Ferrexpo Finance PLC (United Kingdom) 7.88%, 4/7/16[3]	6,000,000	4,560,000
Lodging — 0.18%
Station Casinos LLC 7.50%, 3/1/21	7,000,000	7,175,000
Media — 0.08%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	810,000	824,175
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	2,190,000	2,255,700

		3,079,875

Metal Fabricate/Hardware — 1.26%
Dynacast International LLC / Dynacast Finance, Inc. 9.25%, 7/15/19	4,630,000	4,965,675
Edgen Murray Corp. 8.75%, 11/1/20[1]	41,540,000	45,278,600

		50,244,275

Miscellaneous Manufacturing — 1.09%
Amsted Industries, Inc. 5.00%, 3/15/22[1]	44,000,000	43,230,000
Oil & Gas — 3.85%
California Resources Corp. 5.00%, 1/15/20[1]	45,850,000	39,774,875
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21[1]	55,936,500	49,783,485
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.63%, 11/1/18[1,3]	23,100,000	18,942,000

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts		Value

United Refining Co. 10.50%, 2/28/18	$23,834,000		$24,549,020
Venoco, Inc. 8.88%, 2/15/19	36,566,000		20,111,300

			153,160,680

Packaging & Containers — 1.52%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland) 4.25%, 1/15/22	11,000,000	[6]	13,082,865
Berry Plastics Corp. 9.75%, 1/15/21	42,781,000		47,593,863

			60,676,728

Pipelines — 0.98%
Enbridge Energy Partners LP 8.05%, 10/1/77[2]	31,500,000		34,177,500
Sabine Pass Liquefaction LLC 5.63%, 2/1/21	3,000,000		2,947,500
Sabine Pass Liquefaction LLC 5.63%, 4/15/23	2,000,000		1,955,000

			39,080,000

Retail — 3.71%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	17,400,000		17,139,000
Claire’s Stores, Inc. 6.13%, 3/15/20[1]	18,972,000		16,790,220
Michaels Stores, Inc. 5.88%, 12/15/20[1]	25,000,000		25,250,000
Neiman Marcus Group, Inc. 8.00%, 10/15/21[1]	5,750,000		6,080,625
Rite Aid Corp. 9.25%, 3/15/20	27,800,000		30,336,750
Rite Aid Corp. 8.00%, 8/15/20	13,425,000		14,347,969
Rite Aid Corp. 6.75%, 6/15/21	36,570,000		37,758,525

			147,703,089

Software — 2.71%
First Data Corp. 6.75%, 11/1/20[1]	14,444,000		15,418,970
First Data Corp. 11.75%, 8/15/21	17,842,000		20,473,695
Nuance Communications, Inc. 5.38%, 8/15/20[1]	71,687,000		71,866,218

			107,758,883

Telecommunications — 1.83%
Alcatel-Lucent USA, Inc. 4.63%, 7/1/17[1]	5,000,000		5,050,000

	Shares, Principal Amount, or Number of Contracts	Value

Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	$5,000,000	$4,812,500
CommScope, Inc. 5.00%, 6/15/21[1]	2,000,000	1,970,000
CommScope, Inc. 5.50%, 6/15/24[1]	1,000,000	985,000
Intelsat Luxembourg SA (Luxembourg) 7.75%, 6/1/21[3]	19,426,000	19,474,565
Nortel Networks Ltd. (Canada) 10.13%, 7/15/15[3,5]	9,500,000	10,562,812
Nortel Networks Ltd. (Canada) 10.75%, 7/15/16[3,5]	8,000,000	9,020,000
Wind Acquisition Finance S.A. (Luxembourg) 4.75%, 7/15/20[3]	22,422,000	20,964,570

		72,839,447

Total CORPORATE BONDS (Cost $1,319,454,216)		1,301,676,387

CONVERTIBLE CORPORATE BONDS — 2.68%
Electrical Components & Equipment — 0.01%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/15[3,5]	27,872,000	278,720
Lodging — 0.92%
MGM Resorts International 4.25%, 4/15/15	31,000,000	36,580,000
Real Estate Investment Trusts — 1.06%
Host Hotels & Resorts LP 2.50%, 10/15/29[1]	23,000,000	42,478,125
Telecommunications — 0.69%
Nortel Networks Corp. (Canada) 1.75%, 4/15/15[3,5]	19,125,000	18,742,500
Nortel Networks Corp. (Canada) 2.13%, 4/15/15[3,5]	9,000,000	8,791,875

		27,534,375

Total CONVERTIBLE CORPORATE BONDS (Cost $111,359,257)		106,871,220

U.S. GOVERNMENT AND AGENCY SECURITIES — 4.13%
Fannie Mae Pool 2.50%, 1/1/23	35,817,074	36,848,247
Fannie Mae REMICS 1.50%, 4/25/28	90,915,186	87,732,973
Freddie Mac Non Gold Pool 2.45%, 6/1/34[2]	611,155	654,746

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

Freddie Mac REMICS 1.50%, 3/15/28	$40,504,360	$39,397,173

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $168,990,478)		164,633,139

COMMON STOCK — 3.52%
Agriculture — 0.20%
Lorillard, Inc.	125,000	7,867,500
Auto Manufacturers — 1.22%
Ford Motor Co.	959,628	14,874,234
General Motors Co.	876,769	30,608,006
Motors Liquidation Co. GUC Trust	167,113	3,216,925

		48,699,165

Auto Parts & Equipment — 0.85%
TRW Automotive Holdings Corp.*	330,000	33,940,500
Chemicals — 0.35%
Sigma-Aldrich Corp.	101,000	13,864,270
Media — 0.57%
Time Warner Cable, Inc.	149,271	22,698,148
Retail — 0.19%
Family Dollar Stores, Inc.	95,000	7,524,950
Telecommunications — 0.14%
T-Mobile US, Inc.*	200,000	5,388,000

Total COMMON STOCK (Cost $118,936,957)		139,982,533

CONVERTIBLE PREFERRED STOCK — 0.48%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4],5	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12[4],5	11,790,650	—

		—

Banks — 0.48%
Bank of America Corp. 7.25%, 12/31/49	16,322	18,981,996

Total CONVERTIBLE PREFERRED STOCK (Cost $15,382,327)		18,981,996

PREFERRED STOCKS — 4.53%
Banks — 1.13%
GMAC Capital Trust I 8.13%, 2/15/40[2]	1,710,062	45,111,436

	Shares, Principal Amount, or Number of Contracts	Value

Diversified Financial Services — 0.72%
RBS Capital Funding Trust V 5.90%, 12/31/49	300,000	$7,290,000
RBS Capital Funding Trust VII 6.08%, 12/31/19	865,912	21,119,594

		28,409,594

Holding Companies — Diversified — 1.54%
Pitney Bowes International Holdings, Inc. 6.13%, 10/30/16[1]	57,905	61,379,300
Telecommunications — 1.14%
Centaur Funding Corp. (Cayman Islands) 9.08%, 4/21/20[1,3]	36,242	45,529,013

Total PREFERRED STOCKS (Cost $164,567,823)		180,429,343

SHORT-TERM INVESTMENTS — 0.01%
UMB Money Market Fiduciary 0.01%	412,915	412,915

Total SHORT-TERM INVESTMENTS (Cost $412,915)		412,915

Warrants — 0.54%
General Motors Co. — CW 16, Strike Price: $10.00, Expiration Date: 7/10/16*	49,839	1,258,933
General Motors Co. — CW 19, Strike Price: $18.33, Expiration Date: 7/10/19*	1,185,994	20,316,077

Total WARRANTS (Cost $21,642,994)		21,575,010

TOTAL INVESTMENTS (Cost $3,400,188,111)	85.16%	3,391,813,802
Other Assets less Liabilities	14.84%	590,972,715

Net Assets	100.00%	$3,982,786,517

SECURITIES SOLD SHORT — (3.98)%
CORPORATE BONDS — (0.95)%
Chemicals — (0.16)%
Huntsman International LLC 8.63%, 3/15/21	$(6,000,000)	$(6,495,000)
Lodging — (0.20)%
MGM Resorts International 7.63%, 1/15/17	(7,315,000)	(7,918,488)

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

Oil & Gas — (0.59)%
Petrobras International Finance Co. S.A. (Luxembourg) 5.38%, 1/27/21[3]	$(25,000,000)	$(23,414,250)

Total CORPORATE BONDS (Proceeds $39,299,478)		(37,827,738)

COMMON STOCK — (2.49)%
Agriculture — (0.06)%
Reynolds American, Inc.	(36,363)	(2,337,050)
Banks — (0.28)%
Bank of America Corp.	(628,321)	(11,240,663)
Healthcare — Services — (0.10)%
Kindred Healthcare, Inc.	(221,974)	(4,035,487)
Lodging — (0.67)%
MGM Resorts International*	(1,248,974)	(26,703,064)
Media — (0.63)%
Comcast Corp. — Cl. A	(430,748)	(24,987,691)
Real Estate Investment Trusts — (0.75)%
Host Hotels & Resorts, Inc.	(1,193,449)	(28,368,283)
Ryman Hospitality Properties	(30,000)	(1,582,200)

		(29,950,483)

Total COMMON STOCK (Proceeds $78,548,442)		(99,254,438)

	Shares, Principal Amount, or Number of Contracts	Value

EXCHANGE-TRADED FUND — (0.54)%
SPDR Barclays High Yield Bond ETF	(557,235)	$(21,514,843)

Total EXCHANGE-TRADED FUND (Proceeds $21,731,229)		(21,514,843)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $139,579,149)	(3.98)%	$(158,597,019)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2014.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by or under the direction of the Trust’s Board of Trustees.

[5]	Security is in default.
[6]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Merrill Lynch	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Pay	5.00%	3/20/2019	$(1,581,464)	$151,085	Bankruptcy/FTP	BB+
Merrill Lynch	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Pay	5.00	12/20/2018	(1,492,458)	120,290	Bankruptcy/FTP	BB+
Morgan Stanley	American Express Co. 5.50%, 9/12/16	USD	20,000,000	Pay	1.00	12/20/2016	263,406	(609,003)	Bankruptcy/FTP	BBB+
Goldman Sachs	American Express Co. 5.50%, 9/12/16	USD	5,000,000	Pay	1.00	12/20/2016	61,174	(147,572)	Bankruptcy/FTP	BBB+
Barclays	Ardargh Packaging Finance PLC 9.25%, 10/15/2020	EUR	3,000,000	Pay	5.00	12/20/2019	(100,524)	(18,719)	Bankruptcy/FTP	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/2020	EUR	5,000,000	Pay	5.00	12/20/2019	(168,445)	(29,452)	Bankruptcy/FTP	CCC+
Goldman Sachs	Bank of America Corp. 6.25%, 4/15/12	USD	10,000,000	Pay	1.00	12/20/2016	1,499,776	(1,635,401)	Bankruptcy/FTP	NR
Merrill Lynch	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	432,520	(499,853)	Bankruptcy/FTP	A-
Goldman Sachs	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	379,663	(446,997)	Bankruptcy/FTP	A-
Morgan Stanley	Enbridge Energy, L.P. 4.75%, 6/1/13	USD	10,000,000	Pay	1.00	6/20/2015	56,732	(97,235)	Bankruptcy/FTP	NR
JP Morgan	Federative Republic of Brazil 12.25%, 3/6/30	USD	15,000,000	Pay	1.00	12/20/2019	491,493	134,230	Bankruptcy/FTP	BBB-
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	3,000,000	Pay	5.00	3/20/2017	540,000	(802,065)	Bankruptcy/FTP	B-
Morgan Stanley	First Data Corp. 9.88%, 9/24/15	USD	10,000,000	Pay	5.00	3/20/2017	1,150,000	(2,023,549)	Bankruptcy/FTP	B-
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	5,000,000	Pay	5.00	6/20/2016	350,000	(667,758)	Bankruptcy/FTP	B-
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Pay	1.00	6/20/2018	154,644	(182,807)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	77,280	(91,362)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	80,701	(94,783)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	91,702	(105,784)	Bankruptcy/FTP	NR
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Pay	1.00	9/20/2018	309,975	(318,608)	Bankruptcy/FTP	NR
Goldman Sachs	Host Hotels & Resorts, Inc. 6.75%, 6/1/16	USD	10,000,000	Pay	1.00	12/20/2016	1,067,644	(1,222,510)	Bankruptcy/FTP	BBB

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Huntsman Corp.
	11.50%, 7/15/12	USD	5,000,000	Pay	5.00%	12/20/2016	$124,119	$(566,713)	Bankruptcy/FTP	NR
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	6,667,000	Pay	5.00	12/20/2016	700,035	(434,751)	Bankruptcy/FTP	CCC-
Goldman Sachs	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(13,334,000)	Receive	5.00	3/20/2015	(933,380)	1,009,614	Bankruptcy/FTP	CCC-
Goldman Sachs	Limited Brands, Inc. 6.90%, 7/15/17	USD	15,000,000	Pay	1.00	12/20/2015	679,159	(808,381)	Bankruptcy/FTP	BB-
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	15,000,000	Pay	1.00	12/20/2015	1,047,333	(1,189,230)	Bankruptcy/FTP	BBB
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	4,500,000	Pay	1.00	3/20/2016	273,169	(324,837)	Bankruptcy/FTP	BBB
Goldman Sachs	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	9/20/2016	164,656	(238,340)	Bankruptcy/FTP	BBB
Morgan Stanley	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	12/20/2016	244,614	(325,993)	Bankruptcy/FTP	BBB
Merrill Lynch	Pitney Bowes, Inc. 4.63%, 10/01/12	USD	20,000,000	Pay	1.00	3/20/2016	436,253	(668,191)	Bankruptcy/FTP	BBB
Goldman Sachs	Realogy Corp. 10.50%, 4/15/14	USD	3,000,000	Pay	5.00	3/20/2016	285,000	(452,729)	Bankruptcy/FTP	B
Merrill Lynch	Realogy Corp. 10.50%, 4/15/14	USD	2,000,000	Pay	5.00	3/20/2016	190,000	(301,820)	Bankruptcy/FTP	B
Goldman Sachs	Saks, Inc.
	2.00%, 3/15/24	USD	10,000,000	Pay	5.00	12/20/2016	406,250	(1,374,158)	Bankruptcy/FTP	NR
Goldman Sachs	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,600,000	Pay	5.00	3/20/2019	380,000	(88,942)	Bankruptcy/FTP	CCC+
Merrill Lynch	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,600,000	Pay	5.00	3/20/2019	372,000	(80,942)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	8,000,000	Pay	5.00	3/20/2019	1,500,000	(44,707)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,600,000	Pay	5.00	3/20/2019	296,000	(4,941)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	2,400,000	Pay	5.00	3/20/2019	456,000	(19,412)	Bankruptcy/FTP	CCC+

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,600,000	Pay	5.00%	3/20/2019	$292,000	$(941)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,600,000	Pay	5.00	3/20/2019	284,000	7,059	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	4,000,000	Pay	5.00	6/20/2019	740,000	25,611	Bankruptcy/FTP	CCC+
Morgan Stanley	Sprint Nextel Corp. 6.00%, 12/1/16	USD	5,000,000	Pay	5.00	3/20/2016	(354,760)	108,659	Bankruptcy/FTP	B+
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	USD	10,000,000	Pay	1.00	3/20/2015	(257,326)	232,775	Bankruptcy/FTP	A+
Goldman Sachs	The Markit CDX NA
	High Yield Series 17 Index	USD	14,200,000	Pay	5.00	12/20/2016	1,475,875	(2,228,419)	Bankruptcy/FTP	NA
Merrill Lynch	The Markit CDX NA
	High Yield Series 17 Index	USD	4,800,000	Pay	5.00	12/20/2016	550,000	(804,381)	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe
	Crossover IndexSeries 19	EUR	24,500,000	Pay	5.00	6/20/2018	(1,602,328)	(1,896,798)	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe
	Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,134,040)	115,045	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe
	Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,137,029)	118,034	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe
	Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,252,200)	233,206	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe
	Crossover IndexSeries 22	EUR	16,500,000	Pay	5.00	12/20/2019	(1,322,301)	(49,259)	Bankruptcy/FTP	NA
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	5,000,000	Pay	5.00	3/20/2015	92,579	(152,418)	Bankruptcy/FTP	BBB-
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	3,000,000	Pay	5.00	6/20/2015	(133,100)	60,275	Bankruptcy/FTP	BBB-

Total Credit Default Swaps							3,526,397	(18,733,878)

Total Swap Contracts							$3,526,397	$(18,733,878)

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Active Income Fund

Schedule of Investments

December 31, 2014

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(1,827)	March 2015	$383,221
U.S. 10 Year Treasury Note	(1,749)	March 2015	(527,126)
U.S. Treasury Long Bond	(155)	March 2015	(468,856)

Total Futures Contracts			$(612,761)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed rate	Exercise Rate	Expiration Date	Premium Paid (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	55,000,000	Pay	2.53%	2/23/2015	$702,625	$202,346
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	147,000,000	Pay	1.89	2/23/2015	1,062,075	658,832
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	309,000,000	Pay	2.23	2/23/2015	2,974,125	1,277,162

Total Interest Rate Swaptions							4,738,825	2,138,340

TOTAL SWAPTIONS							$4,738,825	$2,138,340

USD — United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Euro	March 18, 2015	(11,000,000)	$(13,496,673)	$(13,319,985)	$176,688

Total Sale Contracts			(13,496,673)	(13,319,985)	176,688

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(13,496,673)	$(13,319,985)	$176,688

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund1 (“Fund”) returned -6.56% for the year ended December 31, 2014. This return was below the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index, which returned 0.03% for the same period. The Fund underperformed the BofA Merrill Lynch U.S. High Yield Index, which returned 2.50% for the same period.

As we entered 2014, the 10-year Treasury was nearing a 3% yield, with many market participants expecting an end to quantitative easing and a rise in interest rates during the year. Instead, yields trended lower as high yield spreads tightened 50 basis points in the first part of the year and dropped even further in the second half of 2014 as geopolitical concerns drove a general market flight to safety. The 10-year Treasury closed the year at 2.17%. High yield followed a similar path, with spreads grinding tighter from 400 to 350 basis points through June, and then subsequently moving wider in the back half of the year as the price of oil dropped and geopolitical risk grew.

For the year, the most significant positive contributions to return came from several positions in our directional long strategy. The positive contributions were from long positions in the bonds of companies involved in healthcare, casual dining, retail, and technology. However, these gains were more than offset by positions in energy, chemicals, and grocery, causing the directional long strategy overall to detract from returns. Energy trades suffered as oil prices declined and credit quality concerns subsequently rose.

The trading strategy that detracted most from the Fund’s performance this year was the event driven strategy. Losses in energy-related positions accounted for the majority of underperformance and were not offset by gains in technology and telecom positions. Event trades focus on catalyst-driven corporate events, such as mergers or company announcements. Depending on the anticipated timing and nature of the event, these trades can be structured using a single security type or a combination of bonds, options, bank loans, swaps and equities.

The interest rate hedge also detracted from performance. The interest rate hedge, which is constructed with U.S. Treasury futures and U.S. Treasury swaptions, worked against the Fund as rates continued to decline throughout 2014. Despite the dramatic fall in rates, our hedge only cost the Fund slightly more than half the drag imposed on the Fund by the hedge in 2011, despite the move down in rates being quite similar. Utilizing swaptions enabled us to protect the Fund against the big moves in rates, while lowering sensitivity to minor market moves.

Looking ahead, we will keep our eyes on market volatility across asset classes, interest rates and credit spreads. The most important change that we foresee in the year ahead is a change in market volatility, and therefore stability. We expect higher volatility going forward largely due to divergent central bank policies, declining economic growth overseas and rising corporate defaults. We anticipate greater opportunity for our investment strategies as a result of these higher levels of market volatility. Already, credit spreads have widened and many of the risk premia in the arbitrage trades that we monitor have increased as a result of the market turbulence over the past few months. Historically, these developments have led to compelling investment opportunities, and we see no reason why this time will be any different.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Select Credit Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy	Adam Abbas
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

[1]	The Driehaus Select Credit Fund closed to new investors on January 31, 2014.

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

Driehaus Select Credit Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/14	1 Year	3 Years	Since Inception (09/30/10 - 12/31/14)
Driehaus Select Credit Fund (DRSLX)[1]	–6.56%	2.59%	1.98%
Citigroup 3-Month T-Bill Index[2]	0.03%	0.05%	0.06%
BofA Merrill Lynch U.S. High Yield Index[3]	2.50%	8.37%	7.67%

[1]	The returns for the periods prior to February 1, 2011, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts		Value
BANK LOANS — 19.31%
Diversified Financial Services — 0.34%
Sears Roebuck Acceptance Corp. 5.50%, 6/30/18[2]	$2,875,072		$2,755,277
Engineering & Construction — 1.28%
Deutsche Raststatten Gruppe III GmbH (Germany) 12.50%, 12/10/21[2]	7,915,228	[6]	10,200,529
Food — 2.14%
Hostess Brands, Inc. 6.75%, 3/12/20[2]	16,872,500		17,125,588
Internet — 1.51%
Mood Media Corp. (Canada) 7.00%, 5/1/19[2]	12,319,544		12,042,354
Leisure Time — 2.00%
Equinox Holdings, Inc. 9.75%, 7/31/20[2]	15,748,824		15,985,056
Oil & Gas — 2.15%
Bennu Oil & Gas LLC 8.75%, 11/1/18[2]	23,050,296		17,172,470
Retail — 1.48%
J.C. Penney Corp., Inc. 6.00%, 5/22/18[2]	12,146,832		11,873,529
Software — 8.41%
Applied Systems, Inc. 7.50%, 1/23/22[2]	39,000,000		38,415,000
Evergreen Skills Lux Sarl (Luxembourg) 9.25%, 4/28/22[2]	31,000,000		28,881,677

			67,296,677

Total BANK LOANS (Cost $165,302,162)			154,451,480

CORPORATE BONDS — 53.73%
Banks — 1.28%
Royal Bank of Scotland Group PLC (United Kingdom) 5.50%, 11/29/49	8,957,000	[6]	10,220,778
Building Materials — 1.53%
Cemex Finance LLC 9.38%, 10/12/22[1]	11,000,000		12,265,000
Chemicals — 3.38%
Kissner Milling Co., Ltd. (Canada) 7.25%, 6/1/19[1,3]	27,065,000		27,065,000
Momentive Performance Materials, Inc. 11.50%, 12/1/16[4,5]	5,530,000		—

			27,065,000

	Shares, Principal Amount, or Number of Contracts		Value
Computers — 1.43%
DynCorp International, Inc. 10.38%, 7/1/17	$13,490,000		$11,466,500
Diversified Financial Services — 5.24%
Cementos Progreso Trust (Cayman Islands) 7.13%, 11/6/23[1,3]	10,500,000		11,361,000
Denver Parent Corp. 12.25%, 8/15/18	23,424,812		2,342,481
Rio Oil Finance Trust Series 2014-1 6.25%, 7/6/24[1]	29,500,000		28,211,735

			41,915,216

Entertainment — 2.53%
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.38%, 2/15/18[1]	19,500,000		20,280,000
Food — 1.79%
WM Morrison Supermarkets PLC (United Kingdom) 3.50%, 7/27/26	10,000,000	[6]	14,282,544
Healthcare — Services — 4.33%
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18	23,685,000		20,369,100
Kindred Healthcare, Inc. 6.38%, 4/15/22[1]	14,973,000		14,261,783

			34,630,883

Internet — 0.88%
Mood Media Corp. (Canada) 9.25%, 10/15/20[1,3]	8,500,000		7,012,500
Oil & Gas — 10.70%
California Resources Corp. 6.00%, 11/15/24[1]	26,000,000		21,970,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.50%, 4/15/21[1]	41,719,500		37,130,355
Sanchez Energy Corp. 7.75%, 6/15/21	17,100,000		15,903,000
Sanchez Energy Corp. 6.13%, 1/15/23[1]	3,000,000		2,520,000
Venoco, Inc. 8.88%, 2/15/19	14,577,000		8,017,350

			85,540,705

Packaging & Containers — 2.23%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland) 4.25%, 1/15/22	15,000,000	[6]	17,840,416
Restaurants — 3.45%
Ruby Tuesday, Inc. 7.63%, 5/15/20	28,150,000		27,587,000

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts		Value
Retail — 9.99%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	$16,600,000		$16,351,000
Claire’s Stores, Inc. 7.75%, 6/1/20[1]	2,000,000		1,130,000
Conn’s, Inc. 7.25%, 7/15/22[1]	9,000,000		6,750,000
Neiman Marcus Group, Inc. 8.00%, 10/15/21[1]	26,000,000		27,495,000
Rite Aid Corp. 6.75%, 6/15/21	27,250,000		28,135,625

			79,861,625

Software — 1.84%
Nuance Communications, Inc. 5.38%, 8/15/20[1]	14,688,000		14,724,720
Telecommunications — 3.13%
Cincinnati Bell, Inc. 8.75%, 3/15/18	9,305,000		9,560,888
Intelsat Luxembourg SA (Luxembourg) 7.75%, 6/1/21[3]	15,401,000		15,439,502

			25,000,390

Total CORPORATE BONDS (Cost $483,451,476)			429,693,277

CONVERTIBLE CORPORATE BONDS — 4.40%
Electrical Components & Equipment — 2.03%
SunPower Corp. 4.50%, 3/15/15	13,836,000		16,144,882
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/15[3,5]	4,000,000		40,000

			16,184,882

Holding Companies — Diversified — 2.33%
Gala Electric Casinos PLC (United Kingdom) 11.50%, 6/1/19	11,500,000	[6]	18,658,822
Mining — 0.04%
Great Western Minerals Group Ltd. (Canada) 8.00%, 4/6/17[3]	2,000,000		320,000

Total CONVERTIBLE CORPORATE BONDS (Cost $40,230,879)			35,163,704

COMMON STOCK — 8.43%
Agriculture — 1.68%
Lorillard, Inc.	213,355		13,428,563
Auto Manufacturers — 1.07%
General Motors Co.	246,099		8,591,312
Auto Parts & Equipment — 0.77%
TRW Automotive Holdings Corp.*	60,000		6,171,000

	Shares, Principal Amount, or Number of Contracts	Value
Media — 1.07%
Time Warner Cable, Inc.	56,079	$8,527,373
Oil & Gas — 1.57%
Chesapeake Energy Corp.	111,527	2,182,583
Chevron Corp.	18,764	2,104,945
ConocoPhillips	29,692	2,050,530
Continental Resources, Inc.*	54,926	2,106,961
Devon Energy Corp.	34,532	2,113,704
EOG Resources, Inc.	22,165	2,040,732

		12,599,455

Restaurants — 0.51%
Ruby Tuesday, Inc.*	595,426	4,072,714
Telecommunications — 1.76%
Cincinnati Bell, Inc.*	2,735,444	8,726,066
T-Mobile US, Inc.*	198,255	5,340,990

		14,067,056

Total COMMON STOCK (Cost $66,946,162)		67,457,473

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/14[4],5	94,958	—

Total CONVERTIBLE PREFERRED STOCK (Cost $0)		—

PURCHASED PUT OPTIONS — 0.55%
Crude Oil Futures, Exercise Price: $47.50, Expiration Date: April 2015*	750	1,530,000
Crude Oil Futures, Exercise Price: $57.50, Expiration Date: April 2015*	450	2,848,500

Total PURCHASED PUT OPTIONS (Premiums paid $2,861,360)		4,378,500

SHORT-TERM INVESTMENTS — 0.01%
UMB Money Market Fiduciary 0.01%	100,113	100,113

Total SHORT-TERM INVESTMENTS (Cost $100,113)		100,113

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value
WARRANTS — 0.05%
General Motors Co. — CW 16, Strike Price: $10.00, Expiration Date: 7/10/16*	8,920	$225,328
General Motors Co. — CW 19, Strike Price: $18.33, Expiration Date: 7/10/19*	8,920	152,806

Total WARRANTS (Cost $398,024)		378,134

TOTAL INVESTMENTS (Cost $759,290,176)	86.48%	691,622,681
Other Assets less Liabilities	13.52%	108,085,015

Net Assets	100.00%	$799,707,696

SECURITIES SOLD SHORT — (2.98)%
COMMON STOCK — (2.98)%
Agriculture — (0.50)%
Reynolds American, Inc.	(62,065)	$(3,988,917)
Electrical Components & Equipment — (1.28)%
SunPower Corp.*	(395,553)	(10,217,134)
Healthcare — Services — (0.07)%
Kindred Healthcare, Inc.	(31,223)	(567,634)
Media — (1.13)%
Comcast Corp. — Cl. A	(155,473)	(9,018,989)

Total COMMON STOCK (Proceeds $24,487,858)		(23,792,674)

WRITTEN CALL OPTIONS — 0.00%
Cemex SAB de CV (Mexico), Exercise Price: $14.42, Expiration Date: January, 2015*[3]	(10,320)	(16,099)

Total WRITTEN CALL OPTIONS (Premiums received $829,949)		(16,099)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $25,317,807)	(2.98)%	$(23,808,773)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2014.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by or under the direction of the Trust’s Board of Trustees.

[5]	Security is in default.
[6]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	2,000,000	Pay	5.00%	9/20/2019	$(118,810)	$26,395	Bankruptcy/FTP	CCC+
Bank of America	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	2,000,000	Pay	5.00	9/20/2019	(116,527)	24,113	Bankruptcy/FTP	CCC+
Bank of America	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	9/20/2019	(178,329)	39,706	Bankruptcy/FTP	CCC+
Morgan Stanley	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	9/20/2019	(165,974)	27,352	Bankruptcy/FTP	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	2,000,000	Pay	5.00	9/20/2019	(88,220)	(4,195)	Bankruptcy/FTP	CCC+
Barclays	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	9/20/2019	(132,330)	(6,292)	Bankruptcy/FTP	CCC+
Bank of America	Ardagh Packaging Finance PLC 9.25%, 10/15/20	EUR	3,000,000	Pay	5.00	12/20/2019	(54,846)	(63,892)	Bankruptcy/FTP	CCC+
Goldman Sachs	Federative Republic of Brazil 12.25%, 3/6/30	USD	15,000,000	Pay	1.00	12/20/2019	505,606	120,118	Bankruptcy/FTP	BBB-
Goldman Sachs	First Data Corp. 12.63%, 1/15/21	USD	2,000,000	Pay	5.00	3/20/2019	—	(211,383)	Bankruptcy/FTP	B-
Goldman Sachs	First Data Corp. 12.63%, 1/15/21	USD	2,000,000	Pay	5.00	3/20/2019	—	(211,383)	Bankruptcy/FTP	B-
Goldman Sachs	First Data Corp. 12.63%, 1/15/21	USD	5,000,000	Pay	5.00	3/20/2019	16,475	(544,932)	Bankruptcy/FTP	B-
Bank of America	Freeport-McMoRan Copper & Gold, Inc. 3.55%, 3/1/22	USD	2,000,000	Pay	1.00	3/20/2017	40,381	(51,952)	Bankruptcy/FTP	NR
Morgan Stanley	French Republic 4.25%, 4/25/19	USD	30,000,000	Pay	0.25	12/20/2019	260,237	(65,324)	Bankruptcy/FTP	Aa1
Morgan Stanley	French Republic 4.25%, 4/25/19	USD	10,000,000	Pay	0.25	12/20/2019	89,136	(24,166)	Bankruptcy/FTP	Aa1
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	2,000,000	Pay	1.00	6/20/2018	38,660	(45,701)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	19,320	(22,841)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp.
	7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	20,175	(23,696)	Bankruptcy/FTP	NR
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	22,925	(26,446)	Bankruptcy/FTP	NR
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	5,000,000	Pay	1.00	9/20/2018	77,494	(79,652)	Bankruptcy/FTP	NR

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(5,000,000)	Receive	5.00%	3/20/2015	$(206,250)	$234,836	Bankruptcy/FTP	CCC-
Barclays	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(5,000,000)	Receive	5.00	3/20/2015	(206,250)	234,836	Bankruptcy/FTP	CCC-
Barclays	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(3,000,000)	Receive	5.00	3/20/2015	(120,000)	137,152	Bankruptcy/FTP	CCC-
Goldman Sachs	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(6,666,000)	Receive	5.00	3/20/2015	(466,620)	504,731	Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	3,333,000	Pay	5.00	12/20/2016	349,965	(217,343)	Bankruptcy/FTP	CCC-
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00	12/20/2015	39,569	(44,299)	Bankruptcy/FTP	BBB
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00	3/20/2016	30,352	(36,093)	Bankruptcy/FTP	BBB
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	1,000,000	Pay	1.00	6/20/2016	66,736	(79,383)	Bankruptcy/FTP	BBB
Goldman Sachs	Petroleo Brasileiro S/A Petrobras 8.38%, 12/10/18	USD	15,000,000	Pay	1.00	12/20/2019	1,698,746	(465,792)	Bankruptcy/FTP	BBB-
Morgan Stanley	Portugese Republic 4.95%, 10/25/23	USD	20,000,000	Pay	1.00	12/20/2019	773,071	(65,676)	Bankruptcy/FTP	Ba1
Morgan Stanley	Republic of Austria 4.65%, 1/15/18	USD	30,000,000	Pay	1.00	12/20/2019	(1,145,053)	(31,498)	Bankruptcy/FTP	AA+
Barclays	Safeway Ltd. 6.13%, 12/17/18	EUR	10,000,000	Pay	1.00	9/20/2019	284,033	3,168	Bankruptcy/FTP	Baa2
Goldman Sachs	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	400,000	Pay	5.00	3/20/2019	95,000	(22,235)	Bankruptcy/FTP	CCC+
Bank of America	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	400,000	Pay	5.00	3/20/2019	93,000	(20,235)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	2,000,000	Pay	5.00	3/20/2019	375,000	(11,177)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	400,000	Pay	5.00	3/20/2019	74,000	(1,235)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	600,000	Pay	5.00	3/20/2019	114,000	(4,853)	Bankruptcy/FTP	CCC+
Goldman Sachs	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	400,000	Pay	5.00	3/20/2019	73,000	(235)	Bankruptcy/FTP	CCC+
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	400,000	Pay	5.00	3/20/2019	71,000	1,765	Bankruptcy/FTP	CCC+

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Barclays	Sears Roebuck Acceptance Corp. 7.00%, 6/1/32	USD	1,000,000	Pay	5.00%	6/20/2019	$185,000	$6,403	Bankruptcy/FTP	CCC+
Goldman Sachs	The Markit CDX Credit Default Swap Index High Yield Series 22	USD	(4,950,000)	Receive	5.00	6/20/2019	336,335	13,920	Bankruptcy/FTP	NA
Goldman Sachs	The Markit CDX Credit Default Swap Index High Yield Series 22	USD	(4,950,000)	Receive	5.00	6/20/2019	336,325	13,930	Bankruptcy/FTP	NA
Goldman Sachs	The Markit CDX Credit Default Swap Index High Yield Series 22	USD	(14,850,000)	Receive	5.00	6/20/2019	1,009,005	41,761	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe Crossover Index Series 19	EUR	5,096,000	Pay	5.00	6/20/2018	(333,284)	(394,533)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Sub Financials Series 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,003,612)	(15,382)	Bankruptcy/FTP	NA

Total Credit Default Swaps							1,758,441	(1,361,638)

Total Swap Contracts							$1,758,441	$(1,361,638)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(1,150)	March 2015	$297,245
U.S. 10 Year Treasury Note	(583)	March 2015	(145,581)
U.S. Treasury Long Bond	(100)	March 2015	(289,087)

Total Futures Contracts			$(137,423)

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2014

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	40,000,000	Pay	2.53%	2/23/2015	$511,000	$147,161
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	83,000,000	Pay	1.89	2/23/2015	599,675	371,994
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	116,000,000	Pay	2.23	2/23/2015	1,116,500	479,452

Total Interest Rate Swaptions							2,227,175	998,607

TOTAL SWAPTIONS							$2,227,175	$998,607

USD — United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Euro	March 18, 2015	2,988,750	$3,741,221	$3,619,100	$(122,121)

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
British Pound	March 18, 2015	(19,000,000)	$(30,765,693)	$(29,594,524)	$1,171,169
Euro	March 18, 2015	(47,570,000)	(61,641,015)	(57,602,879)	4,038,136

			(92,406,708)	(87,197,403)	5,209,305

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(88,665,487)	$(83,578,303)	$5,087,184

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned -6.35% for the year. This return is in comparison to the performance of the Fund’s benchmark index, the S&P 500 Index (the “Benchmark”), which returned 13.69% for the same period, and the Citigroup 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 0.03%.

2014 was a tumultuous year for event funds and we didn’t escape that tumult. On the positive side, we largely avoided certain situations in the merger arbitrage space that caused material pain for the average event-driven fund. On the negative side, we stumbled on a few discrete situations where external events overwhelmed our trade thesis.

Looking at trades that added to performance for the year, we identified several situations where our fundamental view informed us that the options market was mispricing volatility. Two of the Fund’s top five contributors were product cycle trades that identified deeply discounted equities with cheap options. The remaining three of our five highest returning positions were biotech names where we traded around data releases. Looking further down the list of top performers, there are many trades with positive asymmetry resulting from a very firm view of each trade’s valuation ceiling and floor. Going forward, this is a component that we will continue to stress in our trades.

At the event type level, the market dislocation category contributed the most to performance for the year. Market dislocation trades are based on a mispricing between securities, often caused by non-fundamental factors. While a rising equity market generally helped these trades, security selection was the primary determinant of the Fund’s success with these trades during 2014.

On the negative side, three things stand out: Africa, energy and sum-of-the-parts. Our worst performing position for the year, by far, was an energy trade that fell apart quickly due not only to the drop in oil prices, but also to management missteps. On Africa, the Ebola outbreak exposed us to an external event whose effect we initially underestimated. Trades related to energy and Africa account for three of our top five worst performers. The remaining two positions were sum-of-the-parts trades, one where we underestimated risks to the core business and the other where we believe management misled investors with their public disclosures. A sum-of-the-parts trade is when there are multiple businesses within a company and the valuations of the disparate businesses imply a significant discount to the value of the whole.

At the event type level, the most significant detractors from performance for the year were the portfolio hedges and earnings trades. Within the portfolio hedges category, trades structured to protect against increased market volatility detracted, as volatility remained more muted than we expected. Volatility trades are generally constructed by implementing option strategies, such as straddles or strangles on the S&P 500 Index or other indices. Earnings trades, which are based on a thesis involving an upside or downside surprise to earnings versus market expectations, also detracted because, in a few instances, the market reactions to earnings announcements worked against our positions.

Within the Fund, we seek to have lower volatility than the Benchmark. For the year, Fund volatility was 7.39% versus the Benchmark volatility of 11.52%. We also seek to provide some diversification. For 2014, the Fund’s correlation to the Benchmark was 0.60.

Looking ahead, we expect a positive environment for event-driven investment situations. We have identified several investment themes that we believe will help us find attractive opportunities. One theme we are following is the consolidation of market share leaders. As market share leaders consider the best ways to deploy capital, we expect many companies will attempt to gain scale through megadeals. We also expect merger arbitrage deals to provide new opportunities. In this opportunity set, we will look to establish and increase position sizes at times when failed deals fuel fear in the mergers and acquisition space, allowing us to enter positions at attractive spreads. We remain optimistic about the portfolio and look forward to capitalizing on the many new opportunities we are discovering.

Thank you for your interest in the Driehaus Event Driven Fund. We appreciate your confidence in our management capabilities.

Sincerely,

K.C. Nelson	Adam Abbas	Michael Caldwell
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/14	1 Year	Since Inception (08/26/13 - 12/31/14)
Driehaus Event Driven Fund (DEVDX)[1]	–6.35%	2.46%
S&P 500 Index[2]	13.69%	19.54%
Citigroup 3-Month T-Bill Index[3]	0.03%	0.03%

[1]	The returns for the periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

CORPORATE BONDS — 10.96%
Diversified Financial Services — 0.68%
Denver Parent Corp. 12.25%, 8/15/18	$11,341,250	$1,134,125
Entertainment — 5.06%
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.38%, 2/15/18[1]	8,085,000	8,408,400
Media — 3.05%
Comcast Corp. 6.40%, 3/1/40	3,750,000	5,073,337
Real Estate Management — 0.16%
Newland International Properties Corp. (Panama) 9.50%, 7/3/17	645,031	272,203
Telecommunications — 2.01%
Nortel Networks Ltd. (Canada) 10.13%, 7/15/15[2]	3,000,000	3,335,625

Total CORPORATE BONDS (Cost $28,529,315)		18,223,690

COMMON STOCK — 69.60%
Aerospace & Defense — 4.54%
Alliant Techsystems, Inc.	65,000	7,556,250
Agriculture — 5.44%
Lorillard, Inc.	143,645	9,041,016
Auto Manufacturers — 0.04%
General Motors Co.	297	10,368
Motors Liquidation Co. GUC Trust	2,555	49,184

		59,552

Beverages — 4.41%
SABMiller PLC (United Kingdom)	140,000	7,333,853
Biotechnology — 1.71%
Loxo Oncology, Inc.*	241,317	2,835,475
Food — 6.50%
SunOpta, Inc. (Canada)*	311,871	3,695,671
Sysco Corp.	179,300	7,116,417

		10,812,088

Healthcare — Products — 7.27%
STERIS Corp.	113,000	7,328,050
Synergy Health PLC (United Kingdom)	147,000	4,765,586

		12,093,636

Household Products/Wares — 2.17%
CSS Industries, Inc.	130,198	3,598,673
Media — 4.72%
Time Warner Cable, Inc.	51,650	7,853,899

	Shares, Principal Amount, or Number of Contracts	Value

Pharmaceuticals — 15.83%
Aquinox Pharmaceuticals, Inc. (Canada)*	109,493	$821,198
Auxilium Pharmaceuticals, Inc.*	161,000	5,535,985
Endo International PLC (Ireland)*	103,000	7,428,360
GlaxoSmithKline PLC ADR (United Kingdom)	181,000	7,735,940
Heron Therapeutics, Inc.*	477,951	4,808,187

		26,329,670

Restaurants — 3.02%
Ruby Tuesday, Inc.*	735,130	5,028,289
Retail — 4.91%
Family Dollar Stores, Inc.	103,000	8,158,630
Telecommunications — 9.04%
Nokia OYJ ADR (Finland)	885,000	6,956,100
T-Mobile US, Inc.*	300,000	8,082,000

		15,038,100

Total COMMON STOCK (Cost $116,119,768)		115,739,131

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[2,3]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[2,3]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,878)		—

PURCHASED CALL OPTIONS — 0.63%
Baxter International, Inc., Exercise Price: $75.00, Expiration Date: January, 2015*	3,000	90,000
Baxter International, Inc., Exercise Price: $77.50, Expiration Date: January, 2015*	2,000	11,000
Baxter International, Inc., Exercise Price: $80.00, Expiration Date: May, 2015*	2,000	142,000
Baxter International, Inc., Exercise Price: $80.00, Expiration Date: January, 2016*	1,000	180,000

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2014

	Shares, Principal Amount, or Number of Contracts	Value

Halliburton Co., Exercise Price: $50.00, Expiration Date: January, 2016*	500	$106,000
Halliburton Co., Exercise Price: $60.00, Expiration Date: January, 2017*	2,500	525,000
Synaptics, Inc., Exercise Price: $80.00, Expiration Date: January, 2015*	400	4,000

Total PURCHASED CALL OPTIONS (Premiums paid $1,514,972)		1,058,000

WARRANTS — 0.02%
General Motors Co. — CW 16, Strike Price: $10.00, Expiration Date: 7/10/16*	761	19,223
General Motors Co. — CW 19, Strike Price: $18.33, Expiration Date: 7/10/19*	761	13,036

Total WARRANTS (Cost $23,932)		32,259

TOTAL INVESTMENTS (Cost $146,189,865)	81.21%	135,053,080
Other Assets less Liabilities	18.79%	31,246,755

Net Assets	100.00%	$166,299,835

SECURITIES SOLD SHORT — (15.73)%
CORPORATE BONDS — (3.11)%
Media — (3.11)%
Time Warner Cable, Inc. 4.50%, 9/15/42	$(5,000,000)	$(5,180,860)

Total Corporate Bonds (Proceeds $4,995,750)		(5,180,860)

COMMON STOCK — (8.12)%
Aerospace & Defense — (1.41)%
Orbital Sciences Corp.*	(87,000)	(2,339,430)
Agriculture — (1.61)%
Reynolds American, Inc.	(41,788)	(2,685,715)
Media — (5.10)%
Comcast Corp. — Cl. A	(146,097)	(8,475,087)

Total COMMON STOCK (Proceeds $12,729,733)		(13,500,232)

	Shares, Principal Amount, or Number of Contracts	Value

EXCHANGE-TRADED FUND — (4.50)%
iShares Russell 2000 ETF	(62,500)	$(7,479,375)

Total EXCHANGE-TRADED FUND (Proceeds $7,260,711)		(7,479,375)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $24,986,194)	(15.73)%	$(26,160,467)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Security is in default.
[3]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by or under the direction of the Trust’s Board of Trustees.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2014

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Barclays	French Republic 4.25%, 4/25/19	USD	40,000,000	Pay	0.25%	12/20/2019	$337,413	$(77,529)	Bankruptcy/FTP	Aa1
Bank of America	Portuguese Republic 4.95%, 10/25/23	USD	20,000,000	Pay	1.00	12/20/2019	964,552	(82,295)	Bankruptcy/FTP	Ba1
Barclays	Portuguese Republic 4.95%, 10/25/23	USD	5,000,000	Pay	1.00	3/20/2020	211,443	(14,525)	Bankruptcy/FTP	B-
Bank of America	Republic of Austria 4.65%, 1/15/18	USD	10,000,000	Pay	1.00	12/20/2019	(379,175)	(13,009)	Bankruptcy/FTP	AA+
Barclays	Republic of Austria 4.65%, 1/15/18	USD	10,000,000	Pay	1.00	12/20/2019	(384,195)	(7,989)	Bankruptcy/FTP	AA+

Total Credit Default Swaps							750,038	(195,347)

Total Swap Contracts							$750,038	$(195,347)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index	(40)	March 2015	$(138,492)

Total Futures Contracts			$(138,492)

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2014

SWAPTIONS

Interest Rate Swaptions

Counterparty	Fixed Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid (Received)	Market Value
Goldman Sachs	6-Month 10-Year Payor Swaption	USD	58,000,000	Pay	2.80%	1/20/2015	$980,200	$122

Total Interest Rate Swaptions							980,200	122

TOTAL SWAPTIONS							$980,200	$122

USD — United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Mexican Peso	March 18, 2015	50,911,919	$3,450,000	$3,434,118	$(15,882)

Total Purchase Contracts			3,450,000	3,434,118	(15,882)

Sale Contracts	Settlement Date	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2014	Unrealized Appreciation (Depreciation)
Mexican Peso	March 18, 2015	(101,899,662)	$(6,900,000)	$(6,873,351)	$26,649

Total Sale Contracts			(6,900,000)	(6,873,351)	26,649

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(3,450,000)	$(3,439,233)	$10,767

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2014

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
ASSETS:
Investment securities, at fair value (cost $3,400,188,111, $756,428,816 and $144,674,893, respectively)	$3,391,813,802	$687,244,181	$133,995,080
Purchased options contracts, at fair value (premiums paid $0, $2,861,360 and $1,514,972, respectively)	—	4,378,500	1,058,000
Purchased swaptions contracts, at fair value (premiums paid $4,738,825, $2,227,175 and $980,200, respectively)	2,138,340	998,607	122
Foreign currency, at fair value (cost $1,144,680, $598,876 and $877,637, respectively)	1,135,372	596,122	875,176
Unrealized appreciation on forward foreign currency contracts	176,688	5,209,305	26,649
Unrealized appreciation on open swap contracts	2,315,883	1,430,186	—
Premiums paid on open swap contracts	17,995,752	7,094,546	1,513,408
Cash	521,019,338	30,697,131	11,738,642
Collateral held at custodian for the benefit of brokers	262,732,627	24,124,068	29,995,614
Receivable for investment securities sold	26,406,237	69,596,550	21,470,268
Receivable for fund shares sold	6,884,402	2,448,140	116,772
Receivable from custodian	—	1,044,496	53,400
Receivable for interest and dividends	27,891,011	11,086,682	980,495
Receivable for variation margin	—	—	48,600
Prepaid expenses	70,986	38,736	22,884

TOTAL ASSETS	4,260,580,438	845,987,250	201,895,110

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $139,579,149, $24,487,858 and $24,986,194, respectively)	158,597,019	23,792,674	26,160,467
Written options outstanding, at fair value (premiums received $0, $829,949 and $0, respectively)	—	16,099	—
Unrealized depreciation on forward foreign currency contracts	—	122,121	15,882
Unrealized depreciation on open swap contracts	21,049,761	2,791,824	195,347
Premiums received on open swap contracts	14,469,355	5,336,105	763,370
Payable for fund shares redeemed	45,776,624	12,700,841	1,389,057
Payable for investment securities purchased	32,646,786	—	6,694,694
Payable for interest and dividends on securities sold short	1,519,090	113,801	107,891
Payable for variation margin	711,656	335,344	—
Payable to affiliate	1,937,185	630,805	150,585
Accrued shareholder services plan fees	628,548	195,089	23,743
Accrued administration and accounting fees	113,479	44,358	6,338
Accrued expenses	344,418	200,493	87,901

TOTAL LIABILITIES	277,793,921	46,279,554	35,595,275

NET ASSETS	$3,982,786,517	$799,707,696	$166,299,835

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	382,312,447	87,416,332	16,609,111

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.42	$9.15	$10.01

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2014:
Paid-in-capital	$4,252,822,922	$908,889,798	$185,902,159
Undistributed net investment income (loss)	38,524,474	(1,580,237)	19,689
Undistributed net realized gain (loss) on investments, options, swaptions, futures, swap contracts and foreign currency	(259,382,563)	(43,770,619)	(6,004,415)
Net unrealized appreciation (depreciation) on:
Investments	(8,374,309)	(69,184,635)	(10,679,813)
Purchased options contracts	—	1,517,140	(456,972)
Purchased swaptions contracts	(2,600,485)	(1,228,568)	(980,078)
Securities sold short	(19,017,870)	695,184	(1,174,273)
Written options contracts	—	813,850	—
Futures contracts	(612,761)	(137,423)	(138,492)
Swap contracts	(18,733,878)	(1,361,638)	(195,347)
Foreign currency	(9,308)	(2,754)	(2,461)
Foreign currency translations	170,295	5,057,598	9,838

NET ASSETS	$3,982,786,517	$799,707,696	$166,299,835

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations

For the year ended December 31, 2014

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
INVESTMENT INCOME (LOSS):
Interest income (net of $91,837, $0 and $25,857 of non-reclaimable foreign taxes withheld, respectively)	$148,227,346	$53,809,356	$2,426,460
Dividend income (net of $0, $0 and $35,791 of non-reclaimable foreign taxes withheld, respectively)	16,065,842	1,503,114	996,728

Total investment income	164,293,188	55,312,470	3,423,188

Expenses:
Investment advisory fees	25,412,080	9,717,327	2,097,824
Shareholder services plan fees	6,919,194	2,522,790	236,019
Administration and fund accounting fees	1,455,095	602,890	146,848
Transfer agent fees and expenses	753,809	266,304	80,668
Reports to shareholders	223,504	109,147	52,132
Federal and state registration fees	171,902	92,239	61,896
Trustees’ fees	156,345	59,797	30,438
Custody fees	128,335	53,761	17,104
Legal fees	113,849	48,414	26,089
Audit and tax fees	50,935	50,930	50,930
Chief compliance officer fees	6,254	6,254	6,253
Dividends on short positions	5,914,197	420,316	525,001
Interest on short positions	5,033,154	1,458,944	138,414
Interest expense	1,844,635	492,725	276,753
Miscellaneous	199,864	97,391	27,339

Total expenses	48,383,152	15,999,229	3,773,708
Fees recaptured by advisor	—	—	4,008

Net expenses	48,383,152	15,999,229	3,777,716

Net investment income (loss)	115,910,036	39,313,241	(354,528)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	43,260,358	(19,608,971)	(156,219)
Purchased options contracts	14,279,033	8,684,317	(995,541)
Purchased swaptions contracts	(19,147,525)	(5,728,450)	(973,500)
Securities sold short	(3,361,259)	(3,812,077)	(4,108,454)
Written options contracts	(25,228,790)	(10,275,702)	(176,106)
Written swaptions contracts	853,875	341,550	—
Futures contracts	(19,378,840)	(4,842,703)	118,474
Swap contracts	(33,831,334)	(8,632,468)	(49,331)
Foreign currency	41,008	73,413	(67,218)

Total net realized gain (loss) on investments	(42,513,474)	(43,801,091)	(6,407,895)

Change in net unrealized appreciation (depreciation) on:
Investments	(134,290,081)	(82,772,652)	(12,442,902)
Purchased options contracts	—	555,181	(274,425)
Purchased swaptions contracts	(34,204)	(266,212)	(980,078)
Short positions	15,348,044	6,131,987	(1,202,805)
Written options contracts	—	813,850	8,018
Futures contracts	(10,058,078)	(2,354,777)	(138,492)
Swap contracts	16,292,190	(41,102)	(195,347)
Foreign currency	(9,308)	(2,754)	(2,346)
Foreign currency translations	169,052	5,056,217	9,837

Total change in net unrealized appreciation (depreciation) on investments	(112,582,385)	(72,880,262)	(15,218,540)

Net realized and unrealized gain (loss) on investments	(155,095,859)	(116,681,353)	(21,626,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,185,823)	$(77,368,112)	$(21,980,963)

Notes to Financial Statements are an integral part of these Statements.

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Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Select Credit Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income (loss)	$115,910,036	$100,954,196	$39,313,241	$19,388,282
Net realized gain (loss) on investments	(42,513,474)	(22,579,599)	(43,801,091)	4,740,978
Net change in unrealized appreciation (depreciation) on investments	(112,582,385)	28,110,272	(72,880,262)	14,506,483

Net increase (decrease) in net assets resulting from operations	(39,185,823)	106,484,869	(77,368,112)	38,635,743

Distributions:
Net investment income	(110,661,412)	(74,335,357)	(36,843,162)	(20,366,889)
Net capital gains	—	—	(3,723,776)	(3,845,894)

Total distributions	(110,661,412)	(74,335,357)	(40,566,938)	(24,212,783)

Capital share transactions:
Proceeds from shares sold	1,645,298,003	2,722,918,458	684,999,625	820,203,191
Reinvested distributions	54,829,331	43,039,239	25,753,542	17,481,030
Cost of shares redeemed	(2,175,296,465)	(1,057,325,798)	(816,545,648)	(153,795,032)

Net increase (decrease) from capital transactions	(475,169,131)	1,708,631,899	(105,792,481)	683,889,189

Total increase (decrease) in net assets	(625,016,366)	1,740,781,411	(223,727,531)	698,312,149

NET ASSETS:
Beginning of period	$4,607,802,883	$2,867,021,472	$1,023,435,227	$325,123,078

End of period	$3,982,786,517	$4,607,802,883	$799,707,696	$1,023,435,227

Undistributed net investment income (loss)	$38,254,474	$39,781,769	$(1,580,237)	$(558,062)

Capital share transactions in shares:
Shares sold	153,456,745	253,362,227	67,850,452	81,193,431
Reinvested distributions	5,163,250	4,010,113	2,690,795	1,733,262
Shares redeemed	(204,063,976)	(98,271,129)	(83,743,182)	(15,242,049)

Net increase (decrease)	(45,443,981)	159,101,211	(13,201,935)	67,684,644

*	Fund commenced operations on August 26, 2013.

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

Driehaus Event Driven Fund
Year Ended December 31, 2014	For the period August 26, 2013* through December 31, 2013

$(354,528)	$(201,340)
(6,407,895)	1,838,840
(15,218,540)	1,600,942

(21,980,963)	3,238,442

—	—
(661,102)	(1,024,950)

(661,102)	(1,024,950)

313,193,192	40,436,692
612,519	1,024,404
(166,896,936)	(1,641,463)

146,908,775	39,819,633

124,266,710	42,033,125

$42,033,125	$—

$166,299,835	$42,033,125

$19,689	$(27,560)

28,570,565	3,972,158
60,466	97,100
(15,936,011)	(155,167)

12,695,020	3,914,091

Notes to Financial Statements are an integral part of these Statements.

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Net asset value, beginning of period	$10.77	$10.67	$10.01	$11.05	$10.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.30	0.44	0.48	0.36
Net realized and unrealized gain (loss) on investments	(0.36)	0.02	0.49	(1.09)	0.20

Total from investment operations	(0.09)	0.32	0.93	(0.61)	0.56

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.26)	(0.22)	(0.27)	(0.43)	(0.26)
Net realized gains	—	—	—	— †	(0.06)

Total distributions	(0.26)	(0.22)	(0.27)	(0.43)	(0.32)

Net asset value, end of period	$10.42	$10.77	$10.67	$10.01	$11.05

Total Return	(0.87)%	2.99%	9.34%	(5.61)%	5.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$3,982,787	$4,607,803	$2,867,021	$2,429,734	$2,183,062
Ratio of total expenses to average net assets	1.05%[1]	1.14%[3]	1.31%[5]	1.01%[7]	1.79%[9]
Ratio of net investment income to average net assets	2.51%[2]	2.80%[4]	4.22%[6]	4.44%[8]	3.24%[10]
Portfolio turnover rate	43%	48%	42%	55%	51%

†	Represents less than $0.01 per share.

[1]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.77%.

[2]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 2.79%.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.79%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.15%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.63%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.88%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.58%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.92%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.12%.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Financial Highlights

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the period September 30, 2010* to December 31, 2010
Net asset value, beginning of period	$10.17	$9.87	$9.57	$10.26	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.32	0.58	0.57	0.05
Net realized and unrealized gain/(loss) on investments	(0.98)	0.33	0.21	(0.84)	0.29

Total from investment operations	(0.66)	0.65	0.79	(0.27)	0.34

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.32)	(0.31)	(0.49)	(0.42)	(0.06)
Net realized gain	(0.04)	(0.04)	—	—	—
Tax return of capital	—	—	—	—	(0.02)

Total distributions	(0.36)	(0.35)	(0.49)	(0.42)	(0.08)

Net asset value, end of period	$9.15	$10.17	$9.87	$9.57	$10.26

Total Return	(6.56)%	6.62%	8.37%	(2.64)%	3.43%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$799,708	$1,023,435	$325,123	$184,111	$23,639
Ratio of total expenses to average net assets including waivers and recapture	1.32%[3]	1.81%[5]	1.69%[7]	1.87%[9]	2.15%[2,11]
Ratio of total expenses to average net assets before waivers and recapture	1.32%[3]	1.81%[5]	1.69%[7]	1.81%[9]	3.54%[2,11]
Ratio of net investment income to average net assets, including waivers and recapture	3.24%[4]	3.17%[6]	5.82%[8]	5.75%[10]	1.98%[2,12]
Ratio of net investment income to average net assets, before waivers and recapture	3.24%[4]	3.17%[6]	5.82%[8]	5.81%[10]	0.59%[2,12]
Portfolio turnover rate	79%	54%	78%	64%	52%[1]

*	Fund commenced operations on September 30, 2010.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.12%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 3.43%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.13%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 3.85%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.23%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 6.28%.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Select Credit Fund

Financial Highlights — (Continued)

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.43%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.37%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, including recapture, was 6.20%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before recapture was 6.26%.

[11]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, less waivers, was 1.75%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before waivers was 3.14%.

[12]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, less waivers, was 2.38%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before waivers was 0.99%.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2014	For the period August 26, 2013* through December 31, 2013
Net asset value, beginning of period	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.67)	1.09

Total from investment operations	(0.69)	1.03

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(0.04)	(0.29)

Net asset value, end of period	$10.01	$10.74

Total Return	(6.35)%	10.35%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$166,300	$42,033
Ratio of total expenses to average net assets including waivers and recapture	1.80%[3]	3.00%[2,5]
Ratio of total expenses to average net assets before waivers and recapture	1.80%[3]	3.03%[2,5]
Ratio of net investment income (loss) to average net assets, including waivers and recapture	(0.17)%[4]	(1.75)%[2,6]
Ratio of net investment income (loss) to average net assets, before waivers and recapture	(0.17)%[4]	(1.78)%[2,6]
Portfolio turnover rate	315%	104%[1]

*	Fund commenced operations on August 26, 2013.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.35%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.35%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income (loss) to average net assets, including recapture, was 0.28%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income (loss) to average net assets before recapture was 0.28%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions the ratio of expenses to average net assets, less waivers, was 2.00%. Excluding dividends and interest on short positions, the ratio of expenses to average net assets before waivers was 2.03%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets, less waivers, was (0.75)%. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets before waivers was (0.78)%.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”) and are generally classified as level 1. Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended December 31, 2014, there were no significant transfers between levels for the Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$238,921,156	$—	$238,921,156
Bank Loans	—	1,218,330,103	—	1,218,330,103
Common Stocks
Agriculture	7,867,500	—	—	7,867,500
Auto Manufacturers	48,699,165	—	—	48,699,165
Auto Parts & Equipment	33,940,500	—	—	33,940,500
Chemicals	13,864,270	—	—	13,864,270
Media	22,698,148	—	—	22,698,148
Retail	7,524,950	—	—	7,524,950
Telecommunications	5,388,000	—	—	5,388,000
Convertible Corporate Bonds	—	106,871,220	—	106,871,220
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Banks	18,981,996	—	—	18,981,996
Corporate Bonds	—	1,301,676,387	—	1,301,676,387
Preferred Stocks
Banks	45,111,436	—	—	45,111,436
Diversified Financial Services	28,409,594	—	—	28,409,594
Holding Companies – Diversified	—	61,379,300	—	61,379,300
Telecommunications	—	45,529,013	—	45,529,013
Short-Term Investments	412,915	—	—	412,915
U.S. Government and Agency Securities	—	164,633,139	—	164,633,139
Warrants	21,575,010	—	—	21,575,010

Total	$254,473,484	$3,137,340,318	$—	$3,391,813,802

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks
Agriculture	$(2,337,050)	$—	$—	$(2,337,050)
Banks	(11,240,663)	—	—	(11,240,663)
Healthcare-Services	(4,035,487)	—	—	(4,035,487)
Lodging	(26,703,064)	—	—	(26,703,064)
Media	(24,987,691)	—	—	(24,987,691)
Real Estate Investment Trusts	(29,950,483)	—	—	(29,950,483)
Corporate Bonds	—	(37,827,738)	—	(37,827,738)
Exchange-Traded Fund	(21,514,843)	—	—	(21,514,843)

Total	$(120,769,281)	$(37,827,738)	$—	$(158,597,019)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$20,311,635	$—	$20,311,635
Credit Default Swaps — Liabilities	—	(35,519,116)	—	(35,519,116)
Forward Foreign Currency Contracts — Assets	—	176,688	—	176,688
Futures Contracts	(612,761)	—	—	(612,761)
Interest Rate Swaptions	—	2,138,340	—	2,138,340

Total Other Financial Instruments	$(612,761)	$(12,892,453)	$—	$(13,505,214)

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2013	$—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2014	$—

As of December 31, 2014, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

As of December 31, 2014, the Active Income Fund held Level 3 investments in Momentive Performance Materials, Inc. corporate bonds, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Momentive filed for Chapter 11 bankruptcy and emerged in 2014. As a part of the ongoing restructuring of the company, the bankruptcy court assigned a zero recovery to these holdings, therefore the corporate bond was fair valued at $0. At the beginning of the period, this security was classified as a Level 1, and represents the only transfer between levels for the Active Income Fund and Select Credit Fund.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$154,451,480	$—	$154,451,480
Common Stocks
Agriculture	13,428,563	—	—	13,428,563
Auto Manufacturers	8,591,312	—	—	8,591,312
Auto Parts & Equipment	6,171,000	—	—	6,171,000
Media	8,527,373	—	—	8,527,373
Oil & Gas	12,599,455	—	—	12,599,455
Restaurants	4,072,714	—	—	4,072,714
Telecommunications	14,067,056	—	—	14,067,056
Convertible Corporate Bonds	—	35,163,704	—	35,163,704
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Corporate Bonds	—	429,693,277	—	429,693,277
Purchased Put Options	4,378,500	—	—	4,378,500
Short-Term Investments	100,113	—	—	100,113
Warrants	378,134	—	—	378,134

Total	$72,314,220	$619,308,461	$—	$691,622,681

Liabilities
Common Stocks
Agriculture	$(3,988,917)	$—	$—	$(3,988,917)
Electrical Components & Equipment	(10,217,134)	—	—	(10,217,134)
Health Care — Services	(567,634)	—	—	(567,634)
Media	(9,018,989)	—	—	(9,018,989)
Written Call Options	—	(16,099)	—	(16,099)

Total	$(23,792,674)	$(16,099)	$—	$(23,808,773)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$8,524,732	$—	$8,524,732
Credit Default Swaps — Liabilities	—	(8,127,929)	—	(8,127,929)
Forward Foreign Currency Contracts — Asset	—	5,209,305	—	5,209,305
Forward Foreign Currency Contracts — Liability	—	(122,121)	—	(122,121)
Futures Contracts	(137,423)	—	—	(137,423)
Interest Rate Swaptions	—	998,607	—	998,607

Total Other Financial Instruments	$(137,423)	$6,482,594	$—	$6,345,171

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2013	$2,625,000
Realized gain (loss)	(1,050,010)
Change in net unrealized appreciation (depreciation)	875,000
Purchase	—
Sales	(2,449,990)
Transfers in and/or out of Level 3	—

Balance as of December 31, 2014	$—

As of December 31, 2014, the Select Credit Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Momentive Performance Materials, Inc. corporate bonds, which were valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,556,250	$—	$—	$7,556,250
Agriculture	9,041,016	—	—	9,041,016
Auto Manufacturers	59,552	—	—	59,552
Beverages	7,333,853	—	—	7,333,853
Biotechnology	2,835,475	—	—	2,835,475
Food	10,812,088	—	—	10,812,088
Healthcare – Products	12,093,636	—	—	12,093,636
Household Products/Wares	3,598,673	—	—	3,598,673
Media	7,853,899	—	—	7,853,899
Pharmaceuticals	26,329,670	—	—	26,329,670
Restaurants	5,028,289	—	—	5,028,289
Retail	8,158,630	—	—	8,158,630
Telecommunications	15,038,100	—	—	15,038,100
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Corporate Bonds	—	18,223,690	—	18,223,690
Purchased Call Options	1,058,000	—	—	1,058,000
Warrants	32,259	—	—	32,259

Total	$116,829,390	$18,223,690	$—	$135,053,080

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$(2,339,430)	$—	$—	$(2,339,430)
Agriculture	(2,685,715)	—	—	(2,685,715)
Media	(8,475,087)	—	—	(8,475,087)
Corporate Bonds	—	(5,180,860)	—	(5,180,860)
Exchange-Traded Fund	(7,479,375)	—	—	(7,479,375)

Total	$(20,979,607)	$(5,180,860)	$—	$(26,160,467)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$1,513,408	$—	$1,513,408
Credit Default Swaps — Liabilities	—	(958,717)		(958,717)
Futures Contracts	(138,492)	—	—	(138,492)
Forward Foreign Currency Contracts — Asset	—	26,649	—	26,649
Forward Foreign Currency Contracts — Liabilities	—	(15,882)	—	(15,882)
Interest Rate Swaptions	—	122	—	122

Total Other Financial Instruments	$(138,492)	$565,580	$—	$427,088

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2013	$—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2014	$—

As of December 31, 2014, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2014. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax years ended December 31, 2011, 2012, 2013 and 2014 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

At December 31, 2014, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$3,420,489,206	$759,641,299	$146,223,602

Gross unrealized appreciation	$94,057,683	$10,377,059	$3,675,924
Gross unrealized depreciation	(122,733,087)	(78,395,677)	(14,846,446)

Net unrealized appreciation (depreciation) on investments	$(28,675,404)	$(68,018,618)	$(11,170,522)

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2014, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, deemed dividend distributions on convertible securities, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, net operating losses, and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Select Credit Fund	Event Driven Fund
Paid-in capital	$(636,351)	$1,026,452	$(805,260)
Undistributed net investment income (loss)	(6,505,919)	(3,492,254)	401,777
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	7,142,270	2,465,802	403,483

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The tax character of distributions paid were as follows:

Active Income Fund

Distributions paid from:	January 1, 2014 to December 31, 2014	January 1, 2013 to December 31, 2013
Ordinary income	$110,661,412	$74,335,357

Total distributions paid	$110,661,412	$74,335,357

Select Credit Fund

Distributions paid from:	January 1, 2014 to December 31, 2014	January 1, 2013 to December 31, 2013
Ordinary income	$40,566,938	$24,212,783

Total distributions paid	$40,566,938	$24,212,783

Event Driven Fund
Distributions paid from:	January 1, 2014 to December 31, 2014	August 26, 2013 to December 31, 2013*
Ordinary income	$638,265	$871,553
Long-term capital gains	22,837	153,397

Total distributions paid	$661,102	$1,024,950

*	The Fund commenced operations on August 26, 2013.

As of December 31, 2014, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Undistributed ordinary income	$19,967,284	$2,145,309	$—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	19,967,284	2,145,309	—
Accumulated capital and other losses	(236,840,012)	(41,970,431)	(6,153,189)
Unrealized appreciation (depreciation)	(28,675,404)	(68,018,618)	(11,170,522)

Total accumulated earnings (deficit)	$(245,548,132)	$(107,843,740)	$(17,323,711)

As of December 31, 2014, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$169,596,431	$67,243,581
Select Credit Fund	33,409,624	8,560,807
Event Driven Fund	4,507,235	1,481,063

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Qualified late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ following taxable year. As of December 31, 2014, the Funds had the following qualified late-year ordinary losses:

Qualified Late-Year Ordinary Losses
Active Income Fund	$—
Select Credit Fund	—
Event Driven Fund	164,891

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund held portfolio hedges as of December 31, 2014 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund would have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2014, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2014, the Funds had no such outstanding senior loan participation commitments.

B.  INVESTMENTS IN DERIVATIVES

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2014 for the Active Income Fund, Select Credit Fund and Event Driven Fund was $13,334,000, $44,416,000 and $0, respectively.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2014, the Funds had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of December 31, 2014, the Funds had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund during the period January 1, 2014 through December 31, 2014, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2013	—	$—
Options written	8,950	16,530,308
Options closed	(6,714)	(12,400,501)
Options expired	(2,236)	(4,129,807)

Options outstanding at December 31, 2014	—	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The premium amount and the number of option contracts written by the Select Credit Fund during the period January 1, 2014 through December 31, 2014, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2013	—	$—
Options written	13,970	7,571,359
Options closed	(2,736)	(5,053,287)
Options expired	(914)	(1,688,123)

Options outstanding at December 31, 2014	10,320	$829,949

The premium amount and the number of option contracts written by the Event Driven Fund during the period January 1, 2014 through December 31, 2014, were as follows:

Event Driven Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2013	500	$34,482
Options written	18,347	3,038,231
Options closed	(8,195)	(2,161,637)
Options expired	(9,262)	(653,188)
Options exercised	(1,390)	(257,888)

Options outstanding at December 31, 2014	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2014, the Funds had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2014, the Funds had outstanding swaptions as listed on the Schedule of Investments.

The premium amount and the number of swaptions contracts written by the Active Income Fund during the period January 1, 2014 through December 31, 2014, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Swaptions outstanding at December 31, 2013	—	$—
Swaptions written	250,000,000	853,875
Swaptions closed	—	—
Swaptions expired	(250,000,000)	(853,875)

Swaptions outstanding at December 31, 2014	—	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The premium amount and the number of swaptions contracts written by the Select Credit Fund during the period January 1, 2014 through December 31, 2014, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Swaptions outstanding at December 31, 2013	—	$—
Swaptions written	100,000,000	341,550
Swaptions closed	—	—
Swaptions expired	(100,000,000)	(341,550)

Swaptions outstanding at December 31, 2014	—	$—

Forward Foreign Currency Contracts

The Funds may use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. As of December 31, 2014, the Active Income Fund, Select Credit Fund and Event Driven Fund had outstanding forward foreign currency contracts as listed in the Schedule of Investments.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$2,315,883
Interest rate contracts	Purchased swaptions, at fair value	2,138,340
Currency contracts	Unrealized appreciation on forward foreign currency contracts	176,688

Total		$4,630,910

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$21,049,761
Interest rate contracts	N/A*	612,761

Total		$21,662,521

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$1,430,186
Commodity contracts	Purchased options, at fair value	4,378,500
Currency contracts	Unrealized appreciation on forward foreign currency contracts	5,209,305
Interest rate contracts	Purchased swaptions, at fair value	998,607

Total		$12,016,598

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Currency contracts	Unrealized depreciation on forward foreign currency contracts	$122,121
Credit contracts	Unrealized depreciation on open swap contracts	2,791,824
Interest rate contracts	N/A*	137,423
Equity contracts	Written options, at fair value	16,099

Total		$3,067,467

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Currency contracts	Unrealized appreciation on forward foreign currency contracts	$26,649
Equity contracts	Purchased options, at fair value	1,058,000
Interest rate contracts	Purchased swaptions, at fair value	122

Total		$1,084,771

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$195,347
Equity contracts	N/A*	138,492
Currency contracts	Unrealized depreciation on forward foreign currency contracts	15,882

Total		$349,721

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities

The following table sets forth the Active Income Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(2,547,709)	$16,826,742	$—	$14,279,033
Purchased swaptions contracts	(878,625)	—	—	(18,268,900)	(19,147,525)
Written options contracts	—	—	(25,228,790)	—	(25,228,790)
Written swaptions contracts	853,875	—	—	—	853,875
Futures contracts	—	—	—	(19,378,840)	(19,378,840)
Swap contracts	(30,591,334)	—	—	(3,240,000)	(33,831,334)

Total	$(30,616,084)	$(2,547,709)	$(8,402,048)	$(40,887,740)	$(82,453,581)

The following table sets forth the Select Credit Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$141,689	$8,542,628	$—	$8,684,317
Purchased swaption contracts	(351,450)	—	—	(5,377,000)	(5,728,450)
Written options contracts	—	—	(10,275,702)	—	(10,275,702)
Written swaptions contracts	341,550	—	—	—	341,550
Futures contracts	—	—	—	(4,842,703)	(4,842,703)
Swap contracts	(7,417,468)	—	—	(1,215,000)	(8,632,468)

Total	$(7,427,368)	$141,689	$(1,733,074)	$(11,434,703)	$(20,453,456)

The following table sets forth the Event Driven Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(1,248,862)	$253,321	$—	$(995,541)
Purchased swaption contracts	—	—	—	(973,500)	(973,500)
Written options contracts	—	—	(176,106)	—	(176,106)
Futures contracts	—	—	118,474	—	118,474
Swap contracts	(128,194)	—	78,863	—	(49,331)

Total	$(128,194)	$(1,248,862)	$274,552	$(973,500)	$(2,076,004)

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased swaption contracts	$—	$—	$—	$(34,204)	$(34,204)
Futures contracts	—	—	—	(10,058,078)	(10,058,078)
Swap contracts	16,292,190	—	—	—	16,292,190
Forward foreign currency contracts	—	—	176,688	—	176,688

Total	$16,292,190	$—	$176,688	$(10,092,282)	$6,376,596

The gross notional amount and the number of contracts for the Active Income Fund as of December 31, 2014 is included on the Schedule of Investments. The fair value of such contracts at December 31, 2014 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	21,472
Futures Contracts — Short	number of contracts	(3,683)
Swap Contracts	gross notional amount	$892,041,965
Swaptions Contracts — Purchased	gross notional amount	$531,024,000
Forward Contracts — Long	fair value	$35,338

The following table sets forth the Select Credit Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Commodity contracts	Equity contracts	Interest rate contracts	Currency contracts	Total
Purchased options contracts	$—	$1,517,140	$(961,959)	$—	$—	$555,181
Purchased swaptions contracts	—	—	—	(266,212)	—	(266,212)
Written options contracts	—	—	813,850	—	—	813,850
Forward foreign currency contracts	—	—	—	—	5,087,184	5,087,184
Futures contracts	—	—	—	(2,354,777)	—	(2,354,777)
Swap contracts	(41,102)	—	—	—	—	(41,102)

Total	$(41,102)	$1,517,140	$(148,109)	$(2,620,989)	$5,087,184	$3,794,124

The gross notional amount and the number of contracts for the Select Credit Fund as of December 31, 2014 is included on the Schedule of Investments. The fair value of such contracts at December 31, 2014 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	165,372
Futures Contracts — Long	number of contracts	—
Futures Contracts — Short	number of contracts	(1,065)
Swap Contracts	gross notional amount	$235,942,400
Swaptions Contracts — Purchased	gross notional amount	$172,609,000
Forward Contracts — Long	fair value	$723,820
Forward Contracts — Short	fair value	$(35,604,043)

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2014 through December 31, 2014:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$(274,425)	$—	$—	$(274,425)
Purchased swaptions contracts	—	—	—	(980,078)	(980,078)
Written options contracts	—	8,018	—	—	8,018
Futures contracts	—	(138,492)	—	—	(138,492)
Swap contracts	(195,347)	—	—	—	(195,347)
Forward foreign currency contracts	—	—	10,767	—	10,767

Total	$(195,347)	$(404,899)	$10,767	$(980,078)	$(1,569,557)

The gross notional amount and the number of contracts for the Event Driven Fund as of December 31, 2014 is included on the Schedule of Investments. The fair value of such contracts at December 31, 2014 is set forth in the table below.

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount /Number
Options Contracts — Purchased	number of contracts	4,009,962
Futures Contracts — Long	number of contracts	—
Futures Contracts — Short	number of contracts	(39)
Swap Contracts	gross notional amount	$2,701,883
Swaptions Contracts — Purchased	gross notional amount	$45,200,000
Forward Contracts — Long	fair value	$686,824
Forward Contracts — Short	fair value	$(1,374,670)

Disclosures about Offsetting Assets and Liabilities

Each Fund is subject to the FASB’s “Disclosures about Offsetting Assets and Liabilities”, which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Funds do not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Statements of Assets and Liabilities.

The following table presents the Active Income Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Active Income Fund as of December 31, 2014:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$2,315,883	$(2,315,883)	$—	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Active Income Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Active Income Fund as of December 31, 2014:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$21,049,761	$(2,315,883)	$(18,733,877)	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Select Credit Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Select Credit Fund as of December 31, 2014:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$1,430,186	$(1,048,219)	$—	$381,967

The following table presents the Select Credit Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Select Credit Fund as of December 31, 2014:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$2,791,824	$(1,048,219)	$(1,743,605)	$—
Unrealized depreciation on forward foreign currency contracts	122,121	—	(122,121)	—
Written options, at fair value	16,099	—	(16,099)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Event Driven Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Event Driven Fund as of December 31, 2014:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$(195,347)	$—	$(195,347)	$—
Unrealized depreciation on forward foreign currency contracts	15,882	—	(15,882)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 0.80% and 1.00% of average net assets, respectively, for the Active Income Fund, Select Credit Fund and Event Driven Fund.

DCM has entered into a written agreement to cap the Event Driven Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 2.00% of average daily net assets until at least August 25, 2016. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Event Driven Fund’s expense ratio remains below the operating expense cap. During the period January 1, 2014 through December 31, 2014, DCM recaptured $4,008 of the advisory fees from the Event Driven Fund waived in the prior year, and there are no additional amounts subject to recapture.

The Active Income Fund accrued $25,412,080 for investment advisory fees during the period January 1, 2014 through December 31, 2014, of which $1,937,185 was payable to DCM at December 31, 2014. The Select Credit Fund accrued $9,717,327 for investment advisory fees during the period January 1, 2014 through December 31, 2014, and $630,805 was payable to DCM at December 31, 2014. The Event Driven Fund accrued $2,097,824 for investment advisory fees during the period from January 1, 2014 through December 31, 2014, and $150,585 was payable to DCM at December 31, 2014.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement with each of the Funds. Under these agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Fund. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. As of December 31, 2014, the Active Income Fund, Select Credit Fund and Event Driven Fund owe $604,749, $193,153 and $23,743, respectively, in reimbursements to DS LLC under these agreements, which are included in accrued shareholder services plan fees on the Statement of Assets and Liabilities.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2014 through December 31, 2014.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, short-term securities and U.S. government obligations) for the Active Income Fund, Select Credit Fund and Event Driven Fund for the period January 1, 2014 through December 31, 2014, were as follows:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$1,581,242,564	Purchases	$844,582,849	Purchases	$589,185,183
Sales	$1,470,519,015	Sales	$670,813,957	Sales	$466,290,546

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2014, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  SHAREHOLDER SERVICING AGREEMENTS

The Active Income Fund and Select Credit Fund have a Shareholder Servicing Agreement (the “Agreement”) in place with a shareholder. Under the terms of this Agreement, the Active Income Fund and Select Credit Fund make payments for services provided on behalf of the Active Income Fund and Select Credit Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Active Income Fund and Select Credit Fund may request. The Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets of the Funds. For the period January 1, 2014 through December 31, 2014, the Active Income Fund and Select Credit Fund had expenses of $376,963 and $20,118, respectively, under the terms of this Agreement with this shareholder.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Active Income Fund, Driehaus Select Credit Fund, and Driehaus Event Driven Fund (collectively, the “Funds”) as of December 31, 2014, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2015

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	8	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	Retired; President of Ludan, Inc. (real estate services specializing in senior housing) from April 2008 to December 2014; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	8	None
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	8	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	8	None

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee	Since 1996	Chairman of the Board, Commerce National Group (private investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	8	None
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor since 2003; Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	8	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2014.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000.00	$983.50	$5.25
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.91	$5.35

Driehaus Select Credit Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000.00	$924.70	$6.21
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.75	$6.51

Fund Expense Examples — (Continued)

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Six Months Ended December 31, 2014*
Actual	$1,000.00	$909.40	$9.29
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,015.48	$9.80

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Active Income Fund	1.05%
Driehaus Select Credit Fund	1.28%
Driehaus Event Driven Fund	1.93%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2014

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Select Credit Fund	Event Driven Fund
14.33%	2.48%	3.59%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Select Credit Fund	Event Driven Fund
14.33%	2.48%	4.04%

Long-term Capital Gain

The Event Driven Fund designates $22,837 as a long-term capital gain distribution.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”), Driehaus Select Credit Fund (“DRSLX”) and Driehaus Event Driven Fund (“DEVDX” and together with LCMAX and DRSLX, the “Funds”) on September 11, 2014. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 5, 2014 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed LCMAX’s performance, including that of LCMAX’s predecessor fund (which was reorganized into LCMAX on June 1, 2009), given that the portfolio manager managed the predecessor fund of LCMAX from 2007 to 2009. The Board noted that Lipper Inc., an independent provider of mutual fund data (“Lipper”) reassigned LCMAX to a peer group of alternative credit focus funds from a peer group of general bond funds. The Board noted the Adviser’s statement that this is a more appropriate peer group, but that there are limitations in comparing the performance of LCMAX to a peer group which consists of a broad collection of funds that may differ significantly by objective and portfolio characteristics. The Board compared LCMAX’s performance to the peer group and to two benchmark indices for the year-to-date and 1-, 3- and 5-year periods ended June 30, 2014. The Board considered that, although LCMAX underperformed its peer group for each such period, it outperformed one of its benchmark indices, the Citigroup 3-Month T-Bill Index, for all periods reviewed. The Board also noted that, while LCMAX underperformed its other benchmark index, the Barclays Capital U.S. Aggregate Bond Index ( “Barclays Index”), for all periods reviewed, LCMAX had met its volatility objective of being less volatile than the Barclays Index. The Board also noted that continuing flows and retention of assets by existing shareholders reflected their continuing satisfaction with the Fund, which has been closed to new investors because of capacity constraints.

The Board reviewed DRSLX’s performance, comparing it to the alternative credit focus funds peer group compiled from Lipper, and to two benchmark indices for the year-to-date and 1- and 3-year periods ended June 30, 2014 (the Fund’s inception date was September 30, 2010). The Board noted that Lipper reassigned DRSLX to the alternative credit focus funds peer group from the long/short funds peer group, and considered the Adviser’s statement regarding the limitations of the peer group, while also noting that the Adviser believes that this appears to be a more appropriate peer group. The Board noted that, although DRSLX’s performance was below the median of its peer group for the year-to-date and 3-year periods, performance was above the median for the 1-year period. The Board also noted that the Fund had outperformed one of its benchmark indices, the Citigroup 3-Month T-Bill Index, and underperformed the other benchmark index, the BofA Merrill Lynch US High Yield Index (“BofA Index”), for all periods reviewed. The Board noted that DRSLX had met its volatility objective of being less volatile than the BofA Index. The Board also noted that continuing flows and retention of assets by existing shareholders reflected their continuing satisfaction with the Fund, which has been closed to new investors because of capacity constraints.

The Board also reviewed DEVDX’s performance, comparing it to a peer group of alternative event driven funds compiled from Lipper and to two benchmark indices for the year-to-date and since-inception periods ended June 30, 2014 (the Fund’s inception date was August 26, 2013). The Board noted that the Fund’s performance was above the median of the peer group for the year-to-date period. The Board also noted that, although DEVDX underperformed one of its benchmark indices, the S&P 500 Index, for the since inception period, it outperformed the other benchmark index, the Citigroup 3-Month T-Bill Index, for this short time period, and considered that DEVDX had met its volatility objective.

The Board considered whether investment results for LCMAX, DRSLX and DEVDX, were consistent with each Fund’s investment objective and policies. The Board concluded that performance was satisfactory.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.

Fees.    The Board considered the Funds’ advisory fees, operating expenses and total expense ratios, and compared the advisory fees and expense ratios to peer groups based on data compiled from Lipper as of the fiscal year end of each fund in the peer groups. The Board noted certain limitations in comparing the fees and expense ratios of LCMAX and DRSLX to the peer group of funds designated by Lipper (the alternative credit focus funds peer group), as noted above. The Board noted that LCMAX’s annual advisory fee rate of .55% is in the 38th percentile of its peer group (1st percentile being the highest fee), DRSLX’s advisory fee rate of .80% was in the 17th percentile of its peer group, and DEVDX’s advisory fee rate of 1.00% is in the 30th percentile of its peer group. In considering the reasonableness of the advisory fees, the Board took into account the substantial human and technological resources devoted to investing for the Funds and the limited capacity of the investment styles, noting that LCMAX and DRSLX are currently closed to new investors.

The Board also considered that for the fiscal year ended December 31, 2013, LCMAX and DRSLX’s expense ratios were in the 83rd and 57th percentile of their peer group, respectively. The Board noted that DEVDX’s expense ratio of 1.21% for the six months ended June 30, 2014, was in the 85th percentile. The Board considered that the Adviser has agreed to reimburse DEVDX for any expenses in excess of 2.00% of average daily net assets (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs and extraordinary expenses) through August 25, 2016. On the basis of the information provided, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of each Fund. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the projected profitability calculated for the Trust as well as the Funds individually (noting that DEVDX was expected to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. Given the capacity constraints of LCMAX and DRSLX and the current size of DEVDX, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under a Shareholder Services Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board noted that there are no benefits to the Adviser related to soft dollar allocations for LCMAX or DRSLX and that the soft dollar amounts for DEVDX were limited during this period. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Dawn M. Vroegop as an audit committee financial expert. Ms. Vroegop is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2014 and 2013, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $343,000 and $402,700, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2014 and 2013, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2014 and 2013, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the issuance of a consent in connection with the filing of a Form N-14 in 2014 for the registrant, for which E&Y billed DCM $10,500. This engagement was pre-approved by the registrant’s Audit Committee.

(c)	Tax Fees

For the fiscal years ended December 31, 2014 and 2013, E&Y billed the registrant $75,961 and $82,450, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The registrant’s Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2014 and 2013, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2014 and 2013, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2014 and 2013, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2014 and 2013, E&Y billed the registrant $75,961 and $82,450, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2014 and 2013, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093739) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 4, 2015

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 4, 2015

*	Print the name and title of each signing officer under his or her signature.